                                                                    Exhibit 10.1

                            FIRST AMENDMENT TO LEASE

     THIS FIRST AMENDMENT TO LEASE ("Amendment"), made and entered into as of the 31 date of March, 2004, by and between PARAGON CENTRE HOLDINGS, LLC, a Kentucky limited liability company ("Landlord") and TEXAS ROADHOUSE HOLDINGS LLC, a Kentucky limited liability company ("Tenant");

                                WITNESSETH THAT:

     WHEREAS, Paragon Centre Associates, LLC ("Original Landlord") and Tenant entered into that certain Amended and Restated Lease dated August 15, 2003 ("Lease"), for space in One Paragon Centre as follows: 3,296 square feet of rentable space known as Suite 200, 2,398 square feet of rentable space known as Suite 240, 3,281 square feet of rentable space known as Suite 300, all located in One Paragon Centre, for a total of 8,975 square feet of rentable space ("Premises");

     WHEREAS, Landlord is successor-in-interest to Original Landlord;

     WHEREAS, Tenant now occupies all of the aforesaid Suites and desires to extend the Initial Lease Term stated in the Lease; and

     WHEREAS, Landlord and Tenant desire to amend certain other terms and conditions of the Lease and evidence their agreements and other matters by means of this Amendment;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the Lease is hereby amended and the parties hereby to agree as follows:

1. Landlord and Tenant agree to extend the initial Term of the Lease for an additional three (3) years. The Expiration Date under Article 1 of the Lease shall be amended to read March 31, 2014.

2. Landlord and Tenant agree that the Base Rent for Suites 200, 240 and 300 for the last three years of the Term beginning April l, 2011 through March 31, 2014, will be $18.25 per rentable square foot. Section 3.1 of the Lease will be amended as follows:

Months of                           Base Rent per                              Base Rent
  Term           Premises         Rentable Square Foot     Total Base Rent      Monthly
-----------------------------------------------------------------------------------------
93-129     Suites 200, 240, 300       $ 18.25              $ 163,793.75       $ 13,649.48

     3. Tenant and Landlord each represent and warrant to the other that neither party nor its officers or agents nor anyone acting on its behalf has dealt with any real estate broker or agent other than CBRE/Nicklies who represented Landlord in the negotiating or making of this Amendment, and Tenant and Landlord agree to indemnify and hold each other, their agents, employees, partners, directors, shareholders and officers harmless from all liabilities, costs, demands, judgments, settlements, claims and losses, including reasonable attorneys' fees and costs, incurred by a party in conjunction with any such claim of any other agent, broker or brokers.

     4. Paragraph 1 of the Lease regarding the address and notice to Landlord, shall be amended to provide that the address of Landlord is, and all notices to Landlord shall be sent as follows:

             Notices to Landlord:
                        Paragon Centre Holdings, LLC
                        8401 Shelbyville Road
                        Louisville, KY 40222
                        Attn: David W. Nicklies

             With a copy to:
                        Paragon Centre Holdings, LLC
                        6060 Dutchmans Lane, Suite 100
                        Louisville, KY 40205
                        Attn: Property Manager

5. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Lease.

6. This Amendment shall not be valid and binding on Landlord and Tenant unless and until it has been completely executed by and delivered to both parties.

     EXCEPT AS expressly amended and modified hereby, the Lease shall otherwise remain in full force and effect, the parties hereto hereby ratifying and confirming the same, including but not limited to the Special Stipulations detailed in Exhibit C of the Lease. To the extent of any inconsistency between the Lease and this Amendment, the terms of this Amendment shall control as to the subject matter covered herein.

     IN WITNESS WHEREOF, the undersigned parties have duly executed this Amendment as of the date and year first above written.

LANDLORD:                                   TENANT:
PARAGON CENTRE HOLDINGS, LLC                TEXAS ROADHOUSE
A Kentucky limited liability company        HOLDINGS LLC
                                            a Kentucky limited liability company
                                            By: WKT Restaurant Corp., a
                                            Kentucky corporation, its Manager


By: /s/ David W. Nicklies                            By: /s/ G. J. Hart
   --------------------------------                     ------------------------
   David W. Nicklies, Manager                        Title: President
                                                           ---------------------

                               ONE PARAGON CENTRE

                      AMENDED AND RESTATED LEASE AGREEMENT

                                 BY AND BETWEEN

                   PARAGON CENTRE ASSOCIATES, LLC, AS LANDLORD

                                       AND

                     TEXAS ROADHOUSE HOLDINGS LLC, AS TENANT

                                 August 15, 2003

                                 LEASE AGREEMENT

                                TABLE OF CONTENTS

ARTICLE I.          Basic Lease Provisions

ARTICLE II.

  Section 2.1       Premises
  Section 2.2       Term
  Section 2.3       Use

ARTICLE III.

  Section 3.1       Rental Payments
  Section 3.2       Additional Rent
  Section 3.3       Security Deposit

ARTICLE IV.

  Section 4.1       Services
  Section 4.2       Keys and Locks
  Section 4.3       Graphics and Building Directory

ARTICLE V.

  Section 5.1       Occupancy of Premises
  Section 5.2       Entry for Repairs and Inspection
  Section 5.3       Hazardous Materials

ARTICLE VI.

  Section 6.1       Leasehold Improvements
  Section 6.2       Repairs by Landlord
  Section 6.3       Repairs by Tenant
  Section 6.4       Liens
  Section 6.5       Indemnification

ARTICLE VII.

  Section 7.1       Condemnation
  Section 7.2       Force Majeure
  Section 7.3       Fire or Other Casualty
  Section 7.4       Insurance
  Section 7.5       Waiver of Subrogation Rights

ARTICLE VIII.

  Section 8.1       Default by Tenant
  Section 8.2       Landlord's Remedies
  Section 8.3       Duty to Relet or Mitigate
  Section 8.4       Reentry
  Section 8.5       Rights of Landlord in Bankruptcy
  Section 8.6       Waiver of Certain Rights
  Section 8.7       NonWaiver
  Section 8.8       Holding Over
  Section 8.9       Abandonment of Personal Property

ARTICLE IX.

  Section 9.1       Transfers
  Section 9.2       Assignment by Landlord
  Section 9.3       Limitation of Landlord's Liability

ARTICLE X.

  Section 10.1      Subordination
  Section 10.2      Estoppel Certificate or Three-Party Agreement
  Section 10.3      Notices

ARTICLE XI.

  Section 11.1      Right to Relocate Tenant
  Section 11.2      Rights and Remedies Cumulative
  Section 11.3      Legal Interpretation
  Section 11.4      Tenant's Authority
  Section 11.5      No Brokers
  Section 11.6      Consents by Landlord
  Section 11.7      Joint and Several Liability
  Section 11.8      Independent Covenants
  Section 11.9      Attorneys' Fees and Other Expenses
  Section 11.10     Recording
  Section 11.11     Disclaimer; Waiver of Jury Trial
  Section 11.12     No Access to Roof
  Section 11.13     Parking
  Section 11.14     No Accord or Satisfaction
  Section 11.15     Acceptance
  Section 11.16     Waiver of Counterclaim
  Section 11.17     Time Is of the Essence
  Section 11.18     Counterparts
  Section 11.19     Execution and Delivery of Lease
  Section 11.20     Real Estate Investment Trust

EXHIBITS

     Exhibit A - Land
     Exhibit B - Floor Plan(s) of Premises
     Exhibit C - Special Stipulations
     Exhibit D - Commencement Date Agreement
     Exhibit E - Work Letter Agreement
     Exhibit F - Building Rules and Regulations
     Exhibit G - Form of Subordination, Non-Disturbance and Attornment Agreement

                      AMENDED AND RESTATED LEASE AGREEMENT

     THIS AMENDED AND RESTATED LEASE AGREEMENT (this "LEASE") is made and entered into as of the _____ day of August, 2003, by and between PARAGON CENTRE ASSOCIATES, LLC, a Georgia limited liability company ("LANDLORD"), whose address is c/o NTS Development Company, 10172 Linn Station Road, Louisville, Kentucky 40223, and TEXAS ROADHOUSE HOLDINGS LLC, a Kentucky limited liability company ("TENANT"), whose address is 6040 Dutchmans Lane, Suite 400, Louisville, Kentucky 40205; Attn: Sheila C. Brown, Esq., General Counsel. Subject to all of the terms, provisions, covenants and conditions of this Lease, and in consideration of the mutual covenants, obligations and agreements contained in this Lease, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

                                   ARTICLE I.

                             BASIC LEASE PROVISIONS

As of the Commencement Date (as defined below), this Lease shall be a replacement for and shall operate to terminate that certain (i) Lease Agreement by and between Landlord and Tenant dated August 29, 2002, and all amendments thereto that may have been made from time to time, and (ii) that certain Lease Agreement by and between Landlord and Cincinnati Bell Long Distance, Inc. dated January 20, 1994, as assigned to Tenant pursuant to that certain Assignment and Assumption of Lease Agreement dated as of February 15, 2002 and as amended from time to time (collectively, the "Prior Lease"). Landlord, for and in consideration of the rents and all other charges and payments hereunder and of the covenants, agreements, terms, provisions and conditions to be kept and performed hereunder by Tenant, hereby renews, demises and leases to Tenant, and Tenant hereby renews, hires, leases and takes from Landlord, the premises described below, subject to all matters hereinafter set forth and upon and subject to the covenants, agreements, terms, provisions and conditions of this Lease for the term hereinafter stated. For purposes of this Lease, the following terms shall have the meanings ascribed to them below:

BUILDING shall mean the approximately 62,172 square foot structure situated upon the Land (hereinafter defined) commonly known as "One Paragon Centre" located at 6060 Dutchmans Lane, Louisville, Jefferson County, Kentucky 40205, as the same currently exists or as it may from time to time hereafter be expanded or modified.

COMMENCEMENT DATE shall mean August 1, 2003.

COMPLEX shall mean the Project, together with that certain office building known as "Two Paragon Centre", located at 6040 Dutchmans Lane, Louisville, Kentucky, the Land upon which the Building and Two Paragon Centre are located, and all improvements and additional facilities serving or benefiting the Building and Two Paragon Centre from time to time.

EXPENSE STOP shall mean $6.00 per rentable square foot.

EXPIRATION DATE shall mean March 31, 2011.

GUARANTOR (whether one or more) shall mean None.

LAND shall mean that certain tract of land situated in Jefferson County, Kentucky, and more particularly described on EXHIBIT A attached hereto and hereby made a part hereof.

LEASE YEAR shall mean each consecutive twelve (12) month period during the Term commencing with the Commencement Date.

PROJECT shall mean the Building, together with the Land, the parking garage or parking area serving the Building, if any, all other improvements situated on the Land or directly benefiting the Building, and all additional facilities or improvements directly benefiting the Building that may be constructed in subsequent years.

SECURITY DEPOSIT [Intentionally Omitted].

                                   ARTICLE II.

     SECTION 2.1 PREMISES. The Premises demised by this Lease shall consist of a total of 8,975 square feet of Rentable Area deemed to be (i) 3,296 square feet of Rentable Area known as Suite 200 on Floor 2 of the Building (the "Suite 200 Premises"), (ii) 2,398 square feet of Rentable Area (as hereinafter defined) known as Suite 240 on Floor 2 of the Building (the "Suite 240 Premises"), and
(iii) 3,281 square feet of Rentable Area known as Suite 300 on Floor 3 of the Building (the "Suite 300 Premises"), together with the nonexclusive use of the common areas of the Project (collectively, the "PREMISES"). The Premises are outlined on EXHIBIT B attached hereto and hereby made a part hereof. All square footage (the "Rentable Area") utilized in this Lease has been, or will be as to future space, made by measuring the gross area within the inside surface of the outer glass of the exterior walls of the Premises, to the mid-point of any walls separating portions of the Premises from Common Areas and Services Areas, subject to the following: (a) Rentable Area shall not include any Service Area;
(b) Rentable Area shall include a
pro rata portion of the Common Areas in the Building, such proration based upon the ratio of the Rentable Area within the Premises to the total Rentable Area in the Building, both determined without regard to the Common Areas; and (c) Rentable Area shall include and columns and/or projection(s) which protrude into the Premises and/or the Common Areas. For purposes of the foregoing, "Service Areas" shall mean those areas of the Building within the outside walls used for elevator mechanical rooms, building stairs, fire towers, elevator shafts, flue, vents, stacks, pipe shafts and vertical ducts (but shall not include any such areas for the use of any particular tenant); and "Common Areas" shall mean those areas of the Building devoted to corridors, elevator foyers, atria, restrooms, mechanical rooms, janitorial closets, electrical and telephone closets, vending areas and other facilities provided for the common use or benefit of tenants generally and/or the public. For all other purposes of this Lease except the foregoing calculation of Rentable Area, the term "Common Areas" shall also mean all other areas and facilities, including lobbies, parking facilities, sidewalks, landscapings, driveways, restrooms and similar improvements, serving the Building and/or the Project. Unless otherwise specifically designated, all references to square footage or square feet in this Lease are to Rentable Area.

     SECTION 2.2 TERM. The Term of this Lease shall begin on the Commencement Date and shall expire on the Expiration Date unless extended or sooner terminated in accordance with the provisions of this Lease. If the Commencement Date should be changed for any reason, Landlord shall not be liable or responsible for any claims, damages or liabilities in connection therewith or by reason thereof. If Landlord is unable to deliver possession of the Premises to Tenant as of the Commencement Date for any reason, including without limitation the holding over of any tenant or occupant of the Premises, then the term Commencement Date shall mean such subsequent date upon which Landlord is able to deliver possession of the Premises to Tenant, and such failure to deliver possession of the Premises on the earlier date shall not constitute a default by Landlord hereunder or render Landlord liable for any loss or damage that may be incurred as a result of such failure.

     SECTION 2.3 USE. The Premises are to be used only for general office purposes and for no other business or purpose without the prior written consent of Landlord. No act shall be done in or about the Premises that is unlawful or that will increase the existing rate of insurance on the Building. In the event of a breach of this covenant, Tenant shall immediately cease the performance of such unlawful act or such act that is increasing or has increased the existing rate of insurance and shall pay to Landlord any and all increases in insurance premiums resulting from such breach. Tenant shall not commit or allow to be committed any waste upon the Premises, or any public or private nuisance or other act or thing which disturbs the quiet enjoyment of any other tenant in the Building. If any of Tenant's office machines or equipment unreasonably disturb any other tenant in the Building, then Tenant shall provide adequate insulation, or take such other action as may be necessary to eliminate the noise or disturbance at its sole cost and expense. Tenant shall not, without Landlord's prior consent, install any equipment, machine, device, tank or vessel which is subject to any federal, state or local permitting requirement. Tenant, at its expense, shall comply with all laws, statutes, ordinances and governmental rules, regulations or requirements governing the installation, operation and removal of any such equipment, machine, device, tank or vessel. Tenant, at its expense, shall comply with all laws, statutes, ordinances, governmental rules, regulations or requirements, and the provisions of any recorded documents now existing or hereafter in effect relating to its use, operation or occupancy of the Premises and shall observe such reasonable rules and regulations as may be adopted and made available to Tenant by Landlord from time to time for the safety, care and cleanliness of the Premises or the Building and for the preservation of good order therein. The current rules and regulations for the Building are attached hereto as EXHIBIT F. Without limiting the foregoing, Tenant agrees to be wholly responsible at Tenant's sole cost and expense for any accommodations or alterations which need to be made to the Premises to comply with the provisions of the Americans With Disabilities Act of 1990, as amended.

                                  ARTICLE III.

     SECTION 3.1    RENTAL PAYMENTS.

     (a) BASE RENT. Commencing on the Commencement Date as set forth below and continuing thereafter throughout the Term, Tenant shall pay the Base Rent described in this paragraph, which is due and payable each Lease Year during the Term hereof in twelve (12) equal installments on the first (1st) day of each calendar month during the Term, and Tenant shall make such installments to Landlord at Landlord's address specified in this Lease (or such other address as may be designated by Landlord from time to time) monthly in advance. Base Rent during the Term shall be as follows:

                                Base Rent Per            Base Rent            Base Rent
          Months of Term     Rentable Square Foot        Annually              Monthly
          ------------------------------------------------------------------------------
             1 - 24               $  16.25             $ 145,843.75          $ 12,153.65
            25 - 48               $  16.75             $ 150,331.25          $ 12,527.60
            49 - 92               $  17.75             $ 159,306.25          $ 13,275.52

The foregoing Base Rent includes the Expense Stop. So long as Tenant is not then in default under this Lease, in the event Tenant has paid Landlord any Prepaid Rent such Prepaid Rent shall be applied to the first (1st) monthly installment of Base Rent due hereunder.

     (b) PARTIAL MONTH. If the Commencement Date is other than the first (1st) day of a calendar month or if this Lease expires or terminates on a day other than the last day of a calendar month, then the installments of Base Rent for such month or months shall be prorated based upon multiplying the applicable Base Rent by a fraction, the numerator of which shall be the number of days of the Term occurring during said commencement or termination month, as the case may be, and the denominator of which shall be the number of days in such month.

     (c) PAYMENT; LATE CHARGE; PAST DUE RATE. The Base Rent, the Additional Rent (hereinafter defined), any Prepaid Rent and any and all other payments which Tenant is obligated to make to Landlord under this Lease shall constitute and are sometimes hereinafter collectively referred to as "RENT". Tenant shall pay all Rent and other sums of money as shall become due from and payable by Tenant to Landlord in lawful money of the United States of America at the times and in the manner provided in this Lease, without demand, deduction, abatement, setoff, counterclaim or prior notice. Tenant hereby acknowledges that late payment to Landlord of Rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. If any Rent or other sum due from Tenant is not received on or before its due date, then Tenant shall pay to Landlord immediately upon Landlord's demand therefor a late charge in an amount equal to five percent (5%) of such overdue amount, plus any attorneys' fees and costs incurred by Landlord by reason of Tenant's failure to pay Rent and other charges when due hereunder. Additionally, all Rent under this Lease shall bear interest from the date due until paid at the lesser of twelve percent (12%) or the maximum nonusurious rate of interest then permitted by the applicable laws of the state in which the Building is located or the United States of America, whichever shall permit the higher nonusurious rate, such interest being in addition to and cumulative of any other rights and remedies which Landlord may have with regard to the failure of Tenant to make any such payments under this Lease.

     SECTION 3.2    ADDITIONAL RENT.

     (a)  DEFINITIONS:

          (i) "BASE OPERATING EXPENSES" is calculated by multiplying the Expense Stop by the rentable area of the Premises. In the event that this Lease is modified to increase or decrease the amount of rentable square feet in the Premises demised hereby, the total amount of Base Operating Expenses shall be adjusted, as appropriate, based upon the Expense Stop, to reflect the new square footage of the Premises unless the amendment or other written agreement modifying this Lease specifies otherwise.

          (ii) "OPERATING EXPENSES" means all expenses, costs and disbursements of every kind and nature relating to or incurred or paid in connection with the ownership and operation of the Project, computed on an accrual basis in accordance with generally accepted accounting principles consistently applied, including but not limited to the following:

                    (A) wages and salaries of all persons engaged in the operation, maintenance, security or access control of the Project, including all taxes, insurance and benefits relating thereto;

                    (B) the cost of all supplies, tools, equipment and materials used in the operation and maintenance of the Project, including rental fees for the same, if such items are not purchased and amortized pursuant to this SECTION 3.2 below;

                    (C) the cost of all utilities for the Project, including but not limited to the cost of water and power, heating, lighting, air conditioning and ventilating (excluding those costs billed to specific tenants) of the Building and Project;

                    (D) the cost of all maintenance and service agreements for the Project and the equipment therein, including but not limited to alarm service, security service, access control, landscaping, window cleaning, pest control, elevator maintenance and janitorial service;

                    (E)  the cost of repairs and general maintenance, excluding
(y) repairs and general maintenance paid by proceeds of insurance, by Tenant or by other third parties, and (z) alterations attributable solely to tenants of the Building;

                    (F) amortization (together with reasonable financing charges) of the cost of capital investment items which are installed for the purpose of reducing operating expenses, promoting safety, complying with governmental requirements or maintaining the quality of the Building;

                    (G) the cost of all insurance relating to the Project, including, but not limited to, the cost of property insurance, casualty, rental loss and liability insurance applicable to the Project and Landlord's personal property used in connection therewith and the cost of deductibles paid on claims made by Landlord;

                    (H) Landlord's and/or Landlord's managing agent's accounting and audit costs and attorneys' fees applicable to the Project;

                    (I)  all property management fees for the Project; and

                    (J) All taxes, assessments and governmental charges, whether or not directly paid by Landlord, whether federal, state, county or municipal and whether they are imposed by taxing districts or authorities currently taxing the Project or by others subsequently created or otherwise, and any other taxes and assessments, assessed against or attributable to the Project or its operation, excluding, however, federal and state taxes on income, death taxes, franchise taxes and any taxes imposed or measured on or by the income of Landlord from the operation of the Project or imposed in connection with any change of ownership of the Project together with the reasonable cost (including attorneys, consultants and appraisers) of any negotiation, contest or appeal pursued by Landlord in an effort to reduce any such tax, assessment or charge, and all of Landlord's administrative costs in relation to the foregoing ("REAL ESTATE TAXES"); PROVIDED, HOWEVER, that if at any time during the Term the present method of taxation or assessment shall be so changed that the whole or any part of the taxes, assessments, levies, impositions or charges now levied, assessed or imposed on real estate and the improvements thereof shall be changed and as a substitute therefor, or in lieu of or in addition thereto, taxes, assessments, levies, impositions or charges shall be levied, assessed or imposed wholly or partially as a capital levy or otherwise on the rents received from the Project or the rents reserved herein or any part thereof, then such substitute or additional taxes, assessments, levies, impositions or charges, to the extent so levied, assessed or imposed, shall be deemed to be included within the Real Estate Taxes to the extent that such substitute or additional tax would be payable if the Project were the only property of the Landlord subject to such tax.

          (iii) "ADJUSTMENT PERIOD" means each calendar year occurring during the Term beginning with calendar year 2003, which shall be the first Adjustment Period.

          (iv) "TENANT'S PRO RATA SHARE" means the percentage calculated by dividing the rentable area of the Premises (numerator) by the rentable area of the Building (denominator), and expressing the fraction as a percentage.

     (b) GROSS-UP ADJUSTMENT. If the Building is less than fully occupied or if Building standard Landlord services are not provided to the entire Building during any Adjustment Period, then Operating Expenses for such Adjustment Period shall be "grossed up" by Landlord to that amount of Operating Expenses that, using reasonable projections, would normally be expected to be incurred during the Adjustment Period if the Building was ninety-five percent (95%) occupied and receiving Building standard Landlord services during the Adjustment Period, as determined under generally accepted accounting principles consistently applied.

     (c) PAYMENT BY TENANT. If Tenant's Pro Rata Share of the Operating Expenses for any Adjustment Period exceed the Base Operating Expenses (any such excess being known collectively as the "EXPENSE INCREASE"), then Tenant agrees to pay Landlord as additional rent (the "ADDITIONAL RENT") such Expense Increase.

     (d)  MANNER OF PAYMENT.

          (i) Landlord may give Tenant notice of Landlord's estimate of amounts payable under this SECTION 3.2 for each Adjustment Period based upon generally accepted accounting principles consistently applied. By the first day of each month during the Adjustment Period, Tenant shall pay Landlord one-twelfth (1/12th) of the estimated amount. If for any reason the estimate is not given before the Adjustment Period begins, Tenant shall continue to pay on the basis of the previous year's estimate, if any, until the month after the new estimate is given.

          (ii) Within one hundred twenty (120) days after each Adjustment Period ends, or as soon thereafter as reasonably practical, Landlord shall give Tenant a statement (the "STATEMENT") showing the: (A) actual Operating Expenses for the Adjustment Period; (B) Base Operating Expenses; (C) the Expense Increase for the Adjustment Period; (D) the amount of Tenant's Pro Rata Share of the Expense Increase; (E) the amount, if any, paid by Tenant during the Adjustment Period towards the Expense Increase; and (F) the amount Tenant owes towards the Expense Increase or the amount Landlord owes as a refund. Delay by Landlord in providing to Tenant any Statement shall not relieve Tenant from the obligation to pay any Expense Increase upon the rendering of such Statements.

          (iii) If the Statement shows that the actual amount Tenant owes for the Adjustment Period is less than any estimated Expense Increase paid by Tenant during the Adjustment Period, Landlord shall return the difference (the "OVERPAYMENT"). If the Statement shows that the actual amount Tenant owes is more than any estimated Expense Increase paid by Tenant during the Adjustment Period, Tenant shall pay the difference (the "UNDERPAYMENT"). The Overpayment or Underpayment shall be paid within thirty (30) days after the Statement is delivered to Tenant.

          (iv) During any Adjustment Period in which this Lease is not in effect for a complete calendar year, unless it was ended due to Tenant's default, Tenant's obligation for Additional Rent for those Adjustment Periods shall be prorated by multiplying the Additional Rent for the Adjustment Period by a fraction expressed as a percentage, the numerator of which is the number of days of the Adjustment Period included in the Term and the denominator of which is 365.

     SECTION 3.3    SECURITY DEPOSIT. [Intentionally Omitted]

                                   ARTICLE IV.

     SECTION 4.1    SERVICES.

     (a) SERVICES PROVIDED. So long as no default by Tenant under this Lease has occurred and is continuing, Landlord shall furnish to Tenant while Tenant is occupying the Premises:

          (i) Hot and cold domestic water in common use restrooms and toilets in locations provided for general use and as reasonably deemed by Landlord to be in keeping with the Project standards.

          (ii) Heating and air conditioning in season from 8:00 a.m. to 6:00 p.m. on Monday through Friday and 8:00 a.m. to 1:00 p.m. on Saturday, excluding the hereinafter defined Holidays, subject to curtailment as required by governmental laws, rules or regulations, in such amounts as are considered by Landlord to be standard, but such service at times during weekdays other than the hours stated above, and on Saturdays, Sundays and Holidays, shall be furnished only upon request of Tenant, and for such service Tenant shall pay Landlord upon demand an amount equal to the rate Landlord at that time is charging for such service.

          (iii) Electric lighting service for all public areas and special service areas of the Building in the manner and to the extent deemed by Landlord to be standard.

          (iv) Janitor service on a five (5) day week basis in a manner considered by Landlord to be standard; PROVIDED, HOWEVER, if Tenant's floor coverings or other improvements require special care, Tenant shall pay the additional cleaning cost attributable thereto.

          (v) Access control for the Project comparable as to coverage, control and responsiveness (but not necessarily as to means for accomplishing same) to other similarly situated multi-tenant office buildings in the vicinity; provided, however, Landlord shall have no responsibility to prevent, and shall not be liable to Tenant for, any liability or loss to Tenant, its agents, employees and visitors arising out of losses due to theft, burglary, or damage or injury to persons or property caused by persons gaining access to the Premises, and Tenant hereby releases Landlord from all liability for such losses, damages or injury.

          (vi) Sufficient electrical capacity to operate (i) incandescent lights, typewriters, calculating machines, photocopying machines and other machines of similar low voltage electrical consumption (120/208 volts), provided that the total rated electrical design load for said lighting and machines of low electrical voltage shall not exceed two (2.00) watts per square foot of rentable area; and (ii) lighting and equipment of high voltage electrical consumption (277/480 volts), provided that the total rated electrical design load for said lighting and equipment of high electrical voltage shall not exceed two (2.00) watts per square foot of rentable area (each such rated electrical design load to be hereinafter referred to as the "Building Standard rated electrical design load"). Tenant shall be allocated Tenant's pro rata share of the Building Standard circuits provided on the floor(s) Tenant occupies.

     Should Tenant's fully connected electrical design load exceed the Building Standard rated electrical design load for either low or high voltage electrical consumption, or if Tenant's electrical design requires low voltage or high voltage circuits in excess of Tenant's share of the Building Standard circuits, Landlord will (at Tenant's expense) install one (1) additional high voltage panel and/or one (1) additional low voltage panel with associated transformer, space for which has been provided in the base building electrical closets based on a maximum of two (2) such additional panels per floor for all tenants on the floor (which additional panels and transformers shall be hereinafter referred to as the "additional electrical equipment"). If the additional electrical equipment is installed because Tenant's low or high voltage rated electrical design load exceeds the applicable Building Standard rated electrical design load, then a meter shall also be added (at Tenant's expense) to measure the electricity used through the additional electrical equipment. For purposes herein "Building Standard" means the quantity and quality of materials, finishes, and workmanship from time to time specified as such by Landlord for the Building.

     The design and installation of any additional electrical equipment (or related meter) required by Tenant shall be subject to the prior approval of Landlord (which approval shall not be unreasonably withheld). All expenses incurred by Landlord in connection with the review and approval of any additional electrical equipment shall also be reimbursed to Landlord by Tenant. Tenant shall also pay on demand the actual metered cost of electricity consumed through the additional electrical equipment (if applicable), plus any actual accounting expenses incurred by Landlord in connection with the metering thereof.

     If any of Tenant's electrical equipment requires conditioned air in excess of Building Standard air conditioning, the same shall be installed by Landlord (on Tenant's behalf), and Tenant shall pay all design, installation, metering and operating costs relating thereto.

     If Tenant requires that certain areas within the Premises must operate in excess of the normal Building operating hours set forth above, the electrical service to such areas shall be separately circuited and metered such that Tenant shall be billed the costs associated with electricity consumed during hours other than Building operating hours.

          (vii) All fluorescent bulb and ballast replacement for Building Standard lighting in all areas and all incandescent bulb replacement in public areas, toilet and restroom areas and stairwells.

          (viii) Nonexclusive operatorless passenger elevator service to the Premises twenty-four (24) hours per day; provided, that Landlord may reasonably limit the number of elevators in operation on weekdays after normal business hours and on Saturdays, Sundays and Holidays.

     (b) CESSATION OF SERVICES. To the extent the services described in SECTION 4.1(a) of this Lease require electricity, gas and water supplied by public utilities, Landlord's covenants thereunder shall only impose on Landlord the obligation to use its best efforts to cause the applicable public utilities to furnish the same. Failure by Landlord to furnish the services described in this
SECTION 4.1 to any extent, or any cessation thereof, shall not render Landlord in default hereunder or liable in any respect for damages to either person or property, or be construed as

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an eviction of Tenant, or work an abatement of Rent, or relieve Tenant from fulfillment of any covenant or agreement hereof. In addition to the foregoing, should any of the equipment or machinery break down, cease to function properly for any cause, or be intentionally turned off for testing or maintenance purposes, Tenant shall have no claim for abatement or reduction of Rent or damages on account of an interruption in service occasioned thereby or resulting therefrom; PROVIDED, HOWEVER, Landlord agrees to use diligent efforts to repair said equipment or machinery and to restore said services.

     (c) HOLIDAYS. The following dates shall collectively be known as "HOLIDAYS" and individually known as a "HOLIDAY": New Year's Day; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; Friday following Thanksgiving Day; Christmas Day; and any other holiday recognized and taken by tenants occupying at least one-half (1/2) of the rentable area of office space of the Building. If in the case of any Holiday, a different day shall be observed than the respective day above described, then that day which constitutes the day observed by national banks in the city or proximate area in which the Building is located, on account of such Holiday, shall constitute the Holiday under this Lease.

     SECTION 4.2 KEYS AND LOCKS. Landlord shall initially furnish Tenant with a reasonable number of keys for the standard corridor doors serving the Premises. Additional keys will be furnished by Landlord upon an order signed by Tenant and at Tenant's expense. All such keys shall remain the property of Landlord. Without the prior written consent of Landlord, no additional locks shall be allowed on any door of the Premises, and Tenant shall not make or permit to be made any duplicate keys, except those furnished by Landlord. Upon termination or expiration of this Lease or a termination of possession of the Premises by Tenant, Tenant shall surrender to Landlord all keys to any locks on doors entering or within the Premises.

     SECTION 4.3 GRAPHICS AND BUILDING DIRECTORY. Landlord shall provide and install, at Tenant's expense, all letters or numerals at the entrance to the Premises, and a strip containing a listing of Tenant's name on the Building directory board to be placed in the main lobby of the Building. All such letters and numerals shall be in Building Standard graphics. Landlord shall not be liable for any inconvenience or damage occurring as a result of any error or omission in any directory or graphics. No signs, numerals, letters or other graphics shall be used or installed by Tenant on the exterior of, or which may be visible from outside, the Premises, unless approved in writing by Landlord.

                                    ARTICLE V

     SECTION 5.1 OCCUPANCY OF PREMISES. Tenant shall throughout the Term of this Lease, at its own expense, maintain the Premises and all improvements thereon and keep them free from waste, damage or nuisance, and shall deliver up the Premises in a clean and sanitary condition at the expiration or termination of this Lease or the termination of Tenant's right to occupy the Premises by Tenant, in good repair and condition, reasonable wear and tear excepted. In the event Tenant should neglect to maintain and/or return the Premises in such manner, Landlord shall have the right, but not the obligation, to cause repairs or corrections to be made, and any reasonable costs therefor shall be payable by Tenant to Landlord within ten (10) days of demand therefor by Landlord. Upon the expiration or termination of this Lease or the termination of Tenant's right to occupy the Premises by Tenant, Landlord shall have the right to reenter and resume possession of the Premises. No act or thing done by Landlord or any of Landlord's agents (hereinafter defined) during the Term of the Lease shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless the same be made in writing and executed by Landlord. Tenant shall notify Landlord at least fifteen (15) days prior to vacating the Premises and shall arrange to meet with Landlord for a joint inspection of the Premises. If Tenant fails to give such notice or to arrange for such inspection, then Landlord's inspection of the Premises shall be deemed correct for the purpose of determining Tenant's responsibility for repair and restoration of the Premises.

     SECTION 5.2 ENTRY FOR REPAIRS AND INSPECTION. Tenant shall permit Landlord and its agents to enter the Premises at all reasonable times to inspect the same; to show the Premises to prospective tenants (within nine (9) months of the expiration of the Term of this Lease), or interested parties such as prospective lenders and purchasers; to exercise its rights under this Lease; to clean, repair, alter or improve the Premises or the Building; to discharge Tenant's obligations when Tenant has failed to do so within the time required under this Lease or within a reasonable time after written notice from Landlord, whichever is earlier; to post notices of nonresponsibility and similar notices and "For Sale" signs at any time and to place "For Lease" signs upon or adjacent to the Building or the Premises at any time within nine (9) months of the expiration of the Term of this Lease. Tenant shall permit Landlord and its agents to enter the Premises at any time in the event of an emergency. When reasonably necessary, Landlord may temporarily close entrances, doors, corridors, elevators or other facilities without liability to Tenant by reason of such closure.

     SECTION 5.3    HAZARDOUS MATERIALS.

     (a) As used in this Lease, the term "Hazardous Materials" shall mean and include any substance that is or contains petroleum, asbestos, polychlorinated biphenyls, lead, or any other substance, material or waste which is now or is hereafter classified or considered to be hazardous or toxic under any federal, state or local law, rule, regulation or ordinance relating to pollution or the protection or regulation of human health, natural resources or the environment (collectively "ENVIRONMENTAL LAWS") or poses or threatens to pose a hazard to the health or safety of persons on the Premises or any adjacent property.

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     (b)  Tenant agrees that during its use and occupancy of the Premises it will not permit Hazardous Materials to be present on or about the Premises except in a manner and quantity necessary for the ordinary performance of Tenant's business and that it will comply with all Environmental Laws relating to the use, storage or disposal of any such Hazardous Materials.

     (c) If Tenant's use of Hazardous Materials on or about the Premises results in a release, discharge or disposal of Hazardous Materials on, in, at, under, or emanating from, the Premises or the property in which the Premises are located, Tenant agrees to investigate, clean up, remove or remediate such Hazardous Materials in full compliance with (a) the requirements of (i) all Environmental Laws and (ii) any governmental agency or authority responsible for the enforcement of any Environmental Laws; and (b) any additional requirements of Landlord that are reasonably necessary to protect the value of the Premises or the property in which the Premises are located. Landlord shall also have the right, but not the obligation, to take whatever action with respect to any such Hazardous Materials that it deems reasonably necessary to protect the value of the Premises or the property in which the Premises are located. All costs and expenses paid or incurred by Landlord in the exercise of such right shall be payable by Tenant upon demand.

     (d) Upon reasonable notice to Tenant, Landlord may inspect the Premises for the purpose of determining whether there exists on the Premises any Hazardous Materials or other condition or activity that is in violation of the requirements of this Lease or of any Environmental Laws. The right granted to Landlord herein to perform inspections shall not create a duty on Landlord's part to inspect the Premises, or liability on the part of Landlord for Tenant's use, storage or disposal of Hazardous Materials, it being understood that Tenant shall be solely responsible for all liability in connection therewith.

     (e) Tenant shall surrender the Premises to Landlord upon the expiration or earlier termination of this Lease free of debris, waste or Hazardous Materials placed on or about the Premises by Tenant or its agents, employees, contractors or invitees, and in a condition which complies with all Environmental Laws.

     (f) Tenant agrees to indemnify and hold harmless Landlord from and against any and all claims, losses (including, without limitation, loss in value of the Premises or the property in which the Premises are located), liabilities and expenses (including reasonable attorney's fees) sustained by Landlord attributable to (i) any Hazardous Materials placed on or about the Premises by Tenant or its agents, employees, contractors or invitees or (ii) Tenant's breach of any provision of this Section.

     (g) The provisions of this Section shall survive the expiration or earlier termination of this Lease.

                                   ARTICLE VI.

     SECTION 6.1    LEASEHOLD IMPROVEMENTS.

     (a) ACCEPTANCE OF PREMISES. Tenant has made a complete inspection of the Premises (i.e., the Suite 200 Premises, the Suite 240 Premises, and the Suite 300 Premises) and shall accept the Premises and the Project in their "AS IS," "WHERE IS," and "WITH ALL FAULTS" condition on the applicable Commencement Date without recourse to Landlord; provided, however, that Landlord delivers the Suite 200 Premises and the Suite 240 Premises on the applicable Commencement Date in substantially the same condition as they exist on the date hereof, normal wear and tear and casualty excepted. Except as expressly provided in this Lease, Landlord shall have no obligation to furnish, equip or improve the Premises or the Project or provide an allowance, abatement or concession with respect to the Premises, except that Landlord shall provide the Refurbishment Allowance (as that term is defined in EXHIBIT E-1 hereto) which shall disbursed in accordance with EXHIBIT E-1 attached hereto. The taking of possession of the Premises by Tenant shall be conclusive evidence against Tenant that (i) Tenant accepts the Premises and the Project as being suitable for its intended purpose and in a good and satisfactory condition, (ii) acknowledges that the Premises and the Project comply fully with Landlord's covenants and obligations under this Lease and (iii) waives any defects in the Premises and its appurtenances and in all other parts of the Project.

     (b) IMPROVEMENTS AND ALTERATIONS. Tenant shall not make or allow to be made (except as otherwise provided in this Lease) any improvements, alterations or physical additions (including fixtures) in or to the Premises or the Project, without first obtaining the written consent of Landlord, including Landlord's written approval of Tenant's contractor(s) and of the plans, working drawings and specifications relating thereto, which consent shall not be unreasonably withheld, conditioned or delayed, so long as such improvements, alterations or physical additions do not affect the Building's structure or the mechanical, electrical or plumbing components of the Building. If Landlord does not respond in writing with reasonable specificity to Tenant's request for approval of plans and specifications within ten (10) business days after submission of Tenant's plans, Landlord's approval therefor shall be deemed granted. Approval by Landlord of any of Tenant's drawings and plans and specifications prepared in connection with any alterations, improvements, modifications or additions to the Premises or the Project shall not constitute a representation or warranty of Landlord as to the adequacy or sufficiency of such drawings, plans and specifications, or alterations, improvements, modifications or additions to which they relate, for any use, purpose or conditions, but such approval shall merely be the consent of Landlord as required hereunder. Any and all furnishing, equipping and improving of or other alteration and addition to the Premises shall be: (i) made at Tenant's sole cost, risk and expense, and Tenant shall pay for Landlord's actual out-of-pocket third party costs incurred in connection with and as a result of such alterations or additions; (ii) performed in a prompt, good and workmanlike manner with labor and materials of such quality as Landlord may reasonably require; (iii) constructed substantially in accordance with all plans and specifications approved in writing by Landlord prior to the

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commencement of any such work; (iv) prosecuted diligently and continuously to completion so as to minimize interference with the normal business operations of other tenants in the Building, the performance of Landlord's obligations under this Lease or any mortgage or ground lease covering or affecting all or any part of the Building or the Land and any work being done by contractors engaged by Landlord with respect to or in connection with the Building; and (v) performed by contractors approved in writing by Landlord. Tenant shall have no (and hereby waives all) rights to payment or compensation for any such item. Tenant shall notify Landlord upon completion of such alterations, improvements, modifications or additions and Landlord shall inspect same for workmanship and compliance with the approved plans and specifications. Tenant and its contractors shall comply with all reasonable requirements Landlord may impose on Tenant or its contractors with respect to such work (including but not limited to, insurance, indemnity and bonding requirements), and, to the extent any changes or change orders have been made to or in connection with the plans and specifications which were approved by Landlord, (A) such changes or change orders shall be subject to Landlord's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed, and (B) Tenant shall deliver to Landlord a complete copy of the "as-built" or final plans and specifications for all alterations or physical additions so made in or to the Premises within thirty (30) days of completing the work. Tenant shall not place safes, vaults, filing cabinets or systems, libraries or other heavy furniture or equipment within the Premises without Landlord's prior written consent.

     (c) TITLE TO ALTERATIONS. All alterations, physical additions, modifications or improvements in or to the Premises (including fixtures) shall, when made, become the property of Landlord and shall be surrendered to Landlord upon termination or expiration of this Lease or termination of Tenant's right to occupy the Premises, whether by lapse of time or otherwise, without any payment, reimbursement or compensation therefor; PROVIDED, HOWEVER, that Tenant shall retain title to and shall remove from the Premises movable equipment or furniture owned by Tenant and Tenant repairs any damage caused thereby and Tenant returns the Premises to their preexisting condition. Notwithstanding any of the foregoing to the contrary, Landlord may require Tenant to remove all alterations, additions or improvements to the Premises that are other than Building Standard including, without limitation, any cabling or other computer, satellite or telecommunications equipment or hardware, whether or not such alterations, additions, or improvements are located in the Premises upon the expiration or earlier termination of this Lease or the termination of Tenant's right to possession of the Premises and restore the same to Building Standard condition, reasonable wear and tear excepted. The rights conferred to Landlord under this SECTION 6.1(c) shall be in addition to (and not in conflict with) any other rights conferred on Landlord by this Lease, in equity or at law.

     (d) PERSONAL PROPERTY TAXES; SALES, USE AND EXCISE TAXES. Tenant shall be responsible for and shall pay ad valorem taxes and other taxes, assessments or charges levied upon or applicable to Tenant's personal property, the value of Tenant's leasehold improvements in the Premises in excess of Building Standard (and if the taxing authorities do not separately assess Tenant's leasehold improvements, Landlord may make a reasonable allocation of the taxes assessed on the Project to give effect to this SECTION 6.1(d)) and all license fees and other fees or charges imposed on the business conducted by Tenant on the Premises before such taxes, assessments, charges or fees become delinquent. Tenant shall also pay to Landlord with all Rent due and owing under this Lease an amount equal to any sales, rental, excise and use taxes levied, imposed or assessed by the State or any political subdivision thereof or other taxing authority upon any amounts classified as rent.

     SECTION 6.2 REPAIRS BY LANDLORD. All repairs, alterations or additions that affect the Project's structural components or major mechanical, electrical or plumbing systems shall be made by Landlord or its contractors only, and, in the case of any damage to such components or systems caused by Tenant or Tenant's agents, shall be paid for by Tenant in an amount equal to Landlord's costs plus fifteen percent (15%) as an overhead expense. Unless otherwise provided herein, Landlord shall not be required to make any improvements to or repairs of any kind or character to the leasehold improvements located in the Premises during the Term, except such repairs as Landlord deems necessary for normal maintenance operations of the Building.

     SECTION 6.3 REPAIRS BY TENANT. Subject to SECTION 6.2 of this Lease, Tenant shall be responsible, at its own cost and expense, for all repair or replacement of any damage to the leasehold improvements in the Premises, together with any damage to the Project or any part thereof caused by Tenant or any of Tenant's agents. Except insofar as Landlord is expressly obligated under this Lease to maintain and repair the Building, in addition to the maintenance and repair obligations of Tenant otherwise expressly set forth in this Lease, Tenant is also obligated to perform, at Tenant's own cost and expense and risk, all other maintenance and repairs necessary or appropriate to cause the Premises to be maintained in good condition and suitable for Tenant's intended commercial purpose.

     SECTION 6.4 LIENS. Tenant shall keep the Premises and the Building free from any liens, including but not limited to liens filed against the Premises by any governmental agency, authority or organization, arising out of any work performed, materials ordered or obligations incurred by or on behalf of Tenant, and Tenant hereby agrees to indemnify and hold Landlord, its agents, employees, independent contractors, officers, directors, partners, and shareholders harmless from any liability, cost or expense for such liens. Tenant shall cause any such lien imposed to be released of record by payment or posting of the proper bond within thirty (30) days after the earlier of imposition of the lien or written request by Landlord. Tenant shall give Landlord written notice of Tenant's intention to perform work on the Premises which might result in any claim of lien, at least ten (10) days prior to the commencement of such work to enable Landlord to post and record a notice of nonresponsibility or other notice deemed proper before commencement of any such work. Tenant's notice of intent to perform work may be given contemporaneously with Tenant's submittal of plans for Landlord's approval. If Tenant fails to remove any lien within the prescribed thirty (30) day period, then Landlord may do so at Tenant's expense and Tenant's reimbursement to Landlord for such amount, including attorneys' fees and costs, shall be deemed Additional Rent. Tenant shall have no power to do any act or make any contract which may create or be the foundation for any lien,

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mortgage or other encumbrance upon the reversion or other estate of Landlord, or of any interest of Landlord in the Premises.

     SECTION 6.5 INDEMNIFICATION. Tenant shall defend, indemnify and hold harmless Landlord, its agents, employees, officers, directors, partners and shareholders ("LANDLORD'S RELATED PARTIES") from and against any and all liabilities, judgments, demands, causes of action, claims, losses, damages, costs and expenses, including reasonable attorneys' fees and costs, arising out of the use, occupancy, conduct, operation, or management of the Premises by, or the willful misconduct or negligence of, Tenant, its officers, contractors, licensees, agents, servants, employees, guests, invitees, or visitors in or about the Building or Premises or arising from any breach or default under this Lease by Tenant, or arising from any accident, injury, or damage, howsoever and by whomsoever caused, to any person or property, occurring in or about the Building or Premises. This indemnification shall survive termination or expiration of this Lease. This provision shall not be construed to make Tenant responsible for loss, damage, liability or expense resulting from injuries to third parties caused by the sole negligence or willful misconduct of Landlord, or its officers, contractors, licensees, agents, employees, or invitees.

                                  ARTICLE VII.

     SECTION 7.1    CONDEMNATION.

     (a) TOTAL TAKING. In the event of a taking or damage related to the exercise of the power of eminent domain, by any agency, authority, public utility, person, corporation or entity empowered to condemn property (including without limitation a voluntary conveyance by Landlord in lieu of such taking or condemnation) (individually, a "TAKING") of (i) the entire Premises, (ii) so much of the Premises as to prevent or substantially impair its use by Tenant during the Term of this Lease or (iii) portions of the Building or Project required for reasonable access to, or reasonable use of, the Premises (individually, a "TOTAL TAKING"), the rights of Tenant under this Lease and the leasehold estate of Tenant in and to the Premises shall cease and terminate as of the date upon which title to the property taken passes to and vests in the condemnor or the effective date of any order for possession if issued prior to the date title vests in the condemnor ("DATE OF TAKING").

     (b) PARTIAL TAKING. In the event of a Taking of only a part of the Premises or of a part of the Project which does not constitute a Total Taking during the Term of this Lease (individually, a "PARTIAL TAKING"), the rights of Tenant under this Lease and the leasehold estate of Tenant in and to the portion of the property taken shall cease and terminate as of the Date of Taking, and an adjustment to the Rent shall be made based upon the reduced area of the Premises.

     (c) TERMINATION BY LANDLORD. In the event of a Taking of the Building (other than the Premises) such that, in Landlord's reasonable opinion, the Building cannot be restored in a manner that makes its continued operation practically or economically feasible, Landlord may terminate this Lease by giving notice to Tenant within ninety (90) days after the date notice of such Taking is received by Landlord.

     (d)  RENT ADJUSTMENT. If this Lease is terminated pursuant to this
SECTION 7.1, Landlord shall refund to Tenant any prepaid unaccrued Rent and any other sums due and owing to Tenant (less any sums then due and owing Landlord by Tenant), and Tenant shall pay to Landlord any remaining sums due and owing Landlord under this Lease, each prorated as of the Date of Taking where applicable.

     (e)  REPAIR. If this Lease is not terminated as provided for in this
SECTION 7.1, then Landlord at its expense shall promptly repair and restore the Building, Project and/or the Premises to approximately the same condition that existed at the time Tenant entered into possession of the Premises, wear and tear excepted (and Landlord shall have no obligation to repair or restore Tenant's improvements to the Premises or Tenant's Property), except for the part taken, so as to render the Building or Project as complete an architectural unit as practical, but only to the extent of the condemnation award received by Landlord for the damage.

     (f) AWARDS AND DAMAGES. Landlord reserves all rights to damages and awards paid because of any Partial or Total Taking of the Premises or the Project. Tenant assigns to Landlord any right Tenant may have to the damages or award. Further, Tenant shall not make claims against Landlord or the condemning authority for damages. Notwithstanding, Tenant may claim and recover from the condemning authority a separate award for Tenant's moving expenses, business dislocation damages, Tenant's Property and any other award that would not reduce the award payable to Landlord.

     SECTION 7.2 FORCE MAJEURE. Neither Landlord nor Tenant shall be required to perform any term, provision, agreement, condition or covenant in this Lease (other than the obligations of Tenant to pay Rent as provided herein) so long as such performance is delayed or prevented by "FORCE MAJEURE", which shall mean acts of God, strikes, injunctions, lockouts, material or labor restrictions by any governmental authority, civil riots, floods, fire, theft, public enemy, insurrection, war, court order, requisition or order of governmental body or authority, and any other cause not reasonably within the control of Landlord or Tenant and which by the exercise of due diligence Landlord or Tenant is unable, wholly or in part, to prevent or overcome. Neither Landlord nor any mortgagee shall be liable or responsible to Tenant for any loss or damage to any property or person occasioned by any Force Majeure, or for any damage or inconvenience which may arise through repair or alteration of any part of the Project as a result of any Force Majeure.

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     SECTION 7.3    FIRE OR OTHER CASUALTY DAMAGE. If any portion of the
Premises shall be destroyed or damaged by fire or any other casualty, Tenant shall immediately give notice thereof to Landlord. If any portion of the Premises or Project shall be destroyed or damaged by fire or any other casualty then, at the option of Landlord, Landlord may restore and repair the portion of the Premises or Project damaged and, if the Premises are rendered untenantable in whole or in part by reason of such casualty as determined by Landlord in its commercially reasonable judgment, Tenant shall be entitled to an equitable abatement of the Rent hereunder (subject to the limitation in SECTION 7.3(b) below) until such time as the damaged portion of the Premises (exclusive of any of Tenant's Property or Tenant's improvements) are repaired or restored by Landlord to the extent required hereby or Landlord may terminate this Lease whereupon all Rent accrued up to the time of such damage or destruction and any other sums due and owing shall be paid by Tenant to Landlord (less any sums then due and owing Tenant by Landlord) and any remaining sums due and owing by Landlord to Tenant shall be paid to Tenant. In no event shall Landlord have any obligation to repair or restore any such destruction or damage.

     (a) REPAIR. Landlord shall give Tenant written notice of its decisions, estimates or elections under this SECTION 7.3 within sixty (60) days after any such damage or destruction. If Landlord has elected to repair and restore the Premises or other portion of the Project, this Lease shall continue in full force and effect, and the repairs will be made within a reasonable time thereafter (not to exceed one (1) year), subject to the provisions of SECTION
7.2 of this Lease. Should the repairs not be completed within that period, Tenant shall have the option of terminating this Lease by written letter of termination. If this Lease is terminated as herein permitted, Landlord shall refund to Tenant any prepaid Rent (unaccrued as of the date of damage or destruction) and any other sums due and owing by Landlord to Tenant (less any sums then due and owing Landlord by Tenant) and any remaining sums due and owing by Tenant to Landlord shall be paid to Landlord. If Landlord has elected to repair and reconstruct the Premises or other portion of the Project to the extent stated above, the Term will be extended for a time equal to the period from the occurrence of such damage to the completion of such repair and reconstruction. If Landlord elects to rebuild the Premises or other portion of the Project, Landlord shall be obligated to restore or rebuild the Premises or other portion of the Project to substantially the same condition as existed at the time Tenant entered into possession of the Premises (except for any work paid for by Tenant), wear and tear excepted and not be required to rebuild, repair or replace any part of Tenant's Property or Tenant's leasehold improvements. Notwithstanding anything contained in this Lease to the contrary, if Landlord shall elect to repair and restore the Premises or other portion of the Project pursuant to this SECTION 7.3, in no event shall Landlord be required to expend under this ARTICLE VII any amount in excess of the proceeds actually received from the insurance carried by Landlord pursuant to SECTION 7.4(a) of this Lease. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or destruction or the disregard of the repair thereof.

     (b) NEGLIGENCE OF TENANT. Notwithstanding the provisions of SECTION 7.3(a) of this Lease, if the Premises, the Project or any portion thereof, are damaged by fire or other casualty resulting from the fault or negligence of Tenant or any of Tenant's agents, the Rent under this Lease will not be abated during the repair of that damage, and Tenant will be liable to Landlord for the cost and expense of the repair and restoration of the Premises, the Project or any part thereof, caused thereby to the extent that cost and expense is not covered by insurance proceeds (including without limitation the amount of any insurance deductible).

     SECTION 7.4    INSURANCE.

     (a) Landlord shall maintain, or cause to be maintained, standard fire and extended coverage insurance on the Buildings and Building Standard tenant improvements (excluding leasehold improvements by Tenant in excess of Building Standard and Tenant's Property) on a full replacement cost basis. The insurance required to be obtained by Landlord may be obtained by Landlord through blanket or master policies insuring other entities or properties owned or controlled by Landlord.

     (b) Tenant shall, at its sole cost and expense, procure and maintain during the Term of this Lease all such policies of insurance as Landlord may reasonably require, including without limitation commercial general liability insurance (including personal injury liability, premises/operation, property damage, independent contractors and broad form contractual coverage in support of the indemnifications of Landlord by Tenant under this Lease) in amounts of not less than a combined single limit of $1,000,000; comprehensive automobile liability insurance; business interruption insurance; contractual liability insurance; property insurance with respect to Tenant's Property, and all leasehold improvements, alterations and additions in excess of Building Standard, to be written on an "all risk" basis for full replacement cost; worker's compensation and employer's liability insurance; and comprehensive catastrophe liability insurance; all maintained with companies, on forms and in such amounts as Landlord may, from time to time, reasonably require and endorsed to include Landlord as an additional insured, with the premiums fully paid on or before the due dates. The insurer must be licensed to do business in the state in which the Building is located. Tenant, and not Landlord, will be liable for any costs or damages in excess of the statutory limit for which Tenant would, in the absence of worker's compensation, be liable. In the event that Tenant fails to take out or maintain any policy required by this SECTION 7.4 to be maintained by Tenant, such failure shall be a defense to any claim asserted by Tenant against Landlord by reason of any loss sustained by Tenant that would have been covered by such policy, notwithstanding that such loss may have been proximately caused solely or partially by the negligence or willful misconduct of Landlord or any of Landlord's Related Parties. If Tenant does not procure insurance as required, Landlord may, upon advance written notice to Tenant, cause this insurance to be issued and Tenant shall pay to Landlord the premium for such insurance within ten (10) days of Landlord's demand, plus interest at the past due rate provided for in SECTION 3.1(c) of this Lease until repaid by Tenant. All policies of insurance required to be maintained by Tenant shall specifically make reference to the indemnifications by Tenant in favor of Landlord under this Lease and shall provide that Landlord shall be given at least thirty (30) days' prior

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written notice of any cancellation or nonrenewal of any such policy. A certificate evidencing each such policy shall be deposited with Landlord by Tenant on or before the Commencement Date, and a replacement certificate evidencing each subsequent policy shall be deposited with Landlord at least ten
(10) days prior to the expiration of the preceding such policy. All insurance policies obtained by Tenant shall be written as primary policies (primary over any insurance carried by Landlord), not contributing with and not in excess of coverage which Landlord may carry, if any. The insurance required by this Lease, at the option of Tenant, may be effected by blanket and/or umbrella policies issued to Tenant covering the Premises and other properties owned or leased by Tenant, provided that the policies otherwise comply with the provisions of this Lease and allocate to the Premises the specified coverage, without possibility of reduction or coinsurance by reason of, or damage to, any other premises named therein, and if the insurance required by this Lease shall be effected by any such blanket or umbrella policies, Tenant shall furnish to Landlord or lender or mortgagee, if any, certified copies or duplicate originals of such policies in place of the originals, with schedules hereto attached showing the amount of insurance afforded by such policies applicable to the Premises.

     SECTION 7.5 WAIVER OF SUBROGATION RIGHTS. Each party hereto waives all rights of recovery, claims, actions or causes of actions arising in any manner in its (the "INJURED PARTY'S") favor and against the other party for loss or damage to the Injured Party's property located within or constituting a part or all of the Project, to the extent the loss or damage: (a) is covered by the Injured Party's insurance; or (b) would have been covered by the insurance the Injured Party is required to carry under this Lease, whichever is greater, regardless of the cause or origin, including the sole, contributory, partial, joint, comparative or concurrent negligence of the other party. This waiver also applies to each party's directors, officers, employees, shareholders, partners, representatives and agents. All insurance carried by either Landlord or Tenant covering the losses and damages described in this SECTION 7.5 shall provide for such waiver of rights of subrogation by the Injured Party's insurance carrier to the maximum extent that the same is permitted under the laws and regulations governing the writing of insurance within the state in which the Building is located. Both parties hereto are obligated to obtain such a waiver and provide evidence to the other party of such waiver. The waiver set forth in this SECTION
7.5 shall be in addition to, and not in substitution for, any other waivers, indemnities or exclusions of liability set forth in this Lease.

                                  ARTICLE VIII.

     SECTION 8.1 DEFAULT BY TENANT. The occurrence of any one or more of the following events shall constitute a default by Tenant under this Lease:

     (a) Tenant shall fail to pay to Landlord any Rent or any other monetary charge due from Tenant hereunder on or before ten (10) days after written notice thereof from Landlord to Tenant, provided that Landlord shall not be required to provide such notice more than twice during any twelve month period with respect to nonpayment of Rent, the third such nonpayment constituting a default without the requirement of notice;

     (b) Tenant breaches or fails to comply with any term, provisions, conditions or covenant of this Lease, other than as described in Section 8.1(a), or with any of the Building rules and regulations now or hereafter established to govern the operation of the Project;

     (c) A Transfer (hereinafter defined) shall occur, without the prior written approval of Landlord;

     (d) The interest of Tenant under this Lease shall be levied on under execution or other legal process;

     (e) Any petition in bankruptcy or other insolvency proceedings shall be filed by or against Tenant, or any petition shall be filed or other action taken to declare Tenant a bankrupt or to delay, reduce or modify Tenant's debts or obligations or to reorganize or modify Tenant's capital structure or indebtedness or to appoint a trustee, receiver or liquidator of Tenant or of any property of Tenant, or any proceeding or other action shall be commenced or taken by any governmental authority for the dissolution or liquidation of Tenant and, within thirty (30) days hereafter, Tenant fails to secure a discharge thereof;

     (f) Tenant shall become insolvent, or Tenant shall make an assignment for the benefit of creditors, or Tenant shall make a transfer in fraud of creditors, or a receiver or trustee shall be appointed for Tenant or any of its properties;

     (g)  Tenant shall abandon the Premises or any substantial portion thereof;

     (h) Tenant shall do or permit to be done anything which creates a lien upon the Premises or the Project which is not released or secured as provided in
Section 6.4; or

     (i) So long as the Project and Two Paragon Centre are under common ownership, any default by Tenant under that certain Amended and Restated Lease Agreement dated of even date herewith, by and between Landlord and Tenant for premises at Two Paragon Centre (the "Two Paragon Centre Lease"), beyond the expiration of any applicable notice and cure periods thereunder shall constitute an immediate default under this Lease.

     SECTION 8.2 LANDLORD'S REMEDIES. Upon occurrence of any default by Tenant under this Lease and (i) if the event of default described in Section 8.1(a) is not cured within ten (10) days after written notice from Landlord of such default (provided, however, Landlord shall not be obligated to notify Tenant more than twice in any 12-month period; thereafter, Tenant shall immediately be in default upon Tenant's failure to pay Rent as and

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when due); or (ii) the events described in Sections 8.1(b), (d), (f) and (g) are not cured within thirty (30) days after written notice from Landlord of such default (there being no notice and cure period for events of defaults described in Sections 8.1(c), (e) and (h) except as otherwise set forth herein), the Landlord shall have the option to do and perform any one or more of the following in addition to, and not in limitation of, any other remedy or right permitted it by law or in equity or by this Lease:

     (a) Continue this Lease in full force and effect, and this Lease shall continue in full force and effect as long as Landlord does not terminate this Lease, and Landlord shall have the right to collect Rent, Additional Rent and other charges when due.

     (b) Terminate this Lease, and Landlord may forthwith repossess the Premises and be entitled to recover as damages a sum of money equal to the total of (i) the cost of recovering the Premises, (ii) the cost of removing and storing Tenant's or any other occupant's property, (iii) the unpaid Rent and any other sums accrued hereunder at the date of termination, (iv) a sum equal to the amount, if any, by which the present value of the total Rent and other benefits which would have accrued to Landlord under this Lease for the remainder of the Term, if the terms of this Lease had been fully complied with by Tenant, discounted at five percent (5%) per annum exceeds the total fair market value of the Premises for the balance of the Term (it being the agreement of the parties hereto that Landlord shall receive the benefit of its bargain), (v) the cost of reletting the Premises including, without limitation, the cost of restoring the Premises to the condition necessary to rent the Premises at the prevailing market rental rate, normal wear and tear excepted, (vi) any increase in insurance premiums caused by the vacancy of the Premises, (vii) the amount of any unamortized improvements to the Premises paid for by Landlord, (viii) the cost of any increase in insurance premiums caused by the termination of possession of the Premises, (ix) the amount of any unamortized brokerage commission or other costs paid by Landlord in connection with the leasing of the Premises and (ix) any other sum of money or damages owed by Tenant to Landlord. In the event Landlord shall elect to terminate this Lease, Landlord shall at once have all the rights of reentry upon the Premises, without becoming liable for damages, or guilty of trespass.

     (c) Terminate Tenant's right of occupancy of the Premises and reenter and repossess the Premises by entry, forcible entry or detainer suit or otherwise, without demand or notice of any kind to Tenant and without terminating this Lease, without acceptance of surrender of possession of the Premises, and without becoming liable for damages or guilty of trespass, in which event Landlord may, but shall be under no obligation to, relet the Premises or any part thereof for the account of Tenant (nor shall Landlord be under any obligation to relet the Premises before Landlord relets or leases any other portion of the Project or any other property under the ownership or control of Landlord) for a period equal to or lesser or greater than the remainder of the Term of the Lease on whatever terms and conditions Landlord, at Landlord's sole discretion, deems advisable. Tenant shall be liable for and shall pay to Landlord all Rent payable by Tenant under this Lease (plus interest at the past due rate provided in SECTION 3.1(c) of this Lease if in arrears) plus an amount equal to (i) the cost of recovering possession of the Premises, (ii) the cost of removing and storing any of Tenant's or any other occupant's property left on the Premises or the Project after reentry, (iii) the cost of decorations, repairs, changes, alterations and additions to the Premises and the Project,
(iv) the cost of any attempted reletting or reletting and the collection of the rent accruing from such reletting, (v) the cost of any brokerage fees or commissions payable by Landlord in connection with any reletting or attempted reletting, (vi) any other costs incurred by Landlord in connection with any such reletting or attempted reletting, (vii) the cost of any increase in insurance premiums caused by the termination of possession of the Premises, (viii) the amount of any unamortized improvements to the Premises paid for by Landlord,
(ix) the amount of any unamortized brokerage commissions or other costs paid by Landlord in connection with the leasing of the Premises and (x) any other sum of money or damages owed by Tenant to Landlord at law, in equity or hereunder, all reduced by any sums received by Landlord through any reletting of the Premises; PROVIDED, HOWEVER, that in no event shall Tenant be entitled to any excess of any sums obtained by reletting over and above Rent provided in this Lease to be paid by Tenant to Landlord. For the purpose of such reletting Landlord is authorized to decorate or to make any repairs, changes, alterations or additions in or to the Premises that may be necessary. Landlord may file suit to recover any sums falling due under the terms of this SECTION 8.2(c) from time to time, and no delivery to or recovery by Landlord of any portion due Landlord hereunder shall be any defense in any action to recover any amount not theretofore reduced to judgment in favor of Landlord. No reletting shall be construed as an election on the part of Landlord to terminate this Lease unless a written notice of such intention is given to Tenant by Landlord. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous default and/or exercise its rights under SECTION 8.3(b) of this Lease.

     (d) Enter upon the Premises and do whatever Tenant is obligated to do under the terms on this Lease; and Tenant agrees to reimburse Landlord on demand for any reasonable expenses which Landlord may incur in effecting compliance with Tenant's obligations under this Lease plus fifteen percent (15%) of such cost to cover overhead plus interest at the past due rate provided in this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action. No action taken by Landlord under this SECTION 8.2(d) shall relieve Tenant from any of its obligations under this Lease or from any consequences or liabilities arising from the failure to perform such obligations.

     (e) Without waiving such default, apply all or any part of the security deposit in the amount of Twenty Four Thousand Seven Hundred Two and 12/100 Dollars ($24,702.13) currently being held by Landlord under the Two Paragon Centre Lease and/or Prepaid Rent, if any, to cure the default hereunder or to any damages suffered as a result of the default hereunder to the extent of the amount of damages suffered. Tenant shall reimburse Landlord for the amount of such depletion of the security deposit and/or any Prepaid Rent on demand.

     (f) Change all door locks and other security devices of Tenant at the Premises and/or the Project, and Landlord shall not be required to provide the new key to the Tenant except during Tenant's regular business hours, and only upon the condition that Tenant has cured any and all defaults hereunder and in the case where Tenant owes Rent to the Landlord, reimbursed Landlord for all Rent and other sums due Landlord hereunder. Landlord, on terms and conditions satisfactory to Landlord in its sole discretion, may upon request from Tenant's employees, enter the Premises for the purpose of retrieving therefrom personal property of such employees, provided, Landlord shall have no obligation to do so.

     (g) Exercise any and all other remedies available to Landlord in this Lease, at law or in equity.

     SECTION 8.3 DUTY TO RELET OR MITIGATE. Notwithstanding anything contained herein to the contrary, Tenant and Landlord agree that Landlord shall use commercially reasonable efforts to relet the Premises or otherwise mitigate damages under this Lease. However, Tenant agrees that Landlord shall not be liable, nor shall Tenant's obligations hereunder be diminished, because of Landlord's failure to relet the Premises after using commercially reasonable efforts, or Landlord's failure to collect rent due with respect to such reletting. Landlord and Tenant agree that any such duty to mitigate shall be satisfied and Landlord shall be deemed to have used commercially reasonable efforts to fill the Premises by doing the following: (a) posting a "For Lease" sign on the Premises; (b) advising Landlord's leasing agent of the availability of the Premises; and (c) advising at least one outside commercial brokerage entity of the availability of the Premises; PROVIDED, HOWEVER, that Landlord shall not be obligated to relet the Premises before leasing any other unoccupied portions of the Project and any other property under the ownership or control of Landlord. If Landlord receives any payments from the reletting of the Premises, any such payment shall first be applied to any costs or expenses incurred by Landlord as a result of Tenant's Default under this Lease.

     SECTION 8.4 REENTRY. If Tenant fails to allow Landlord to reenter and repossess the Premises, Landlord shall have full and free license to enter into and upon the Premises with process of law for the purpose of repossessing the Premises, expelling or removing Tenant and any others who may be occupying or otherwise within the Premises, removing any and all property therefrom and changing all door locks of the Premises. Landlord may take these actions without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, without accepting surrender of possession of the Premises by Tenant, and without incurring any liability for any damage resulting therefrom, including without limitation any liability arising under applicable state law and without relinquishing Landlord's right to Rent or any other right given to Landlord hereunder or by operation of law or in equity, Tenant hereby waiving any right to claim damage for such reentry and expulsion, including without limitation any rights granted to Tenant by applicable state law, unless such damage is due to the gross negligence or willful misconduct of Landlord.

     SECTION 8.5 RIGHTS OF LANDLORD IN BANKRUPTCY. Nothing contained in this Lease shall limit or prejudice the right of Landlord to prove for and obtain in proceedings for bankruptcy or insolvency, by reason of the expiration or termination of this Lease or the termination of Tenant's right of occupancy, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damages referred to in this SECTION 8.5. In the event that under applicable law, the trustee in bankruptcy or Tenant has the right to affirm this Lease and continue to perform the obligations of Tenant hereunder, such trustee or Tenant shall, in such time period as may be permitted by the bankruptcy court having jurisdiction, cure all defaults of Tenant hereunder outstanding as of the date of the affirmance of this Lease and provide to Landlord such adequate assurances as may be necessary to ensure Landlord of the continued performance of Tenant's obligations under this Lease.

     SECTION 8.6 WAIVER OF CERTAIN RIGHTS. Tenant hereby expressly waives any and all rights Tenant may have under applicable state law to its right to recover possession of the Premises. Tenant hereby waives any and all liens (whether statutory, contractual or constitutional) it may have or acquire as a result of a breach by Landlord under this Lease. Tenant also waives and releases any statutory lien and offset rights it may have against Landlord, including without limitation the rights conferred upon applicable state law.

     SECTION 8.7 NONWAIVER. Failure on the part of Landlord to complain of any action or nonaction on the part of Tenant, no matter how long the same may continue, shall not be deemed to be a waiver by Landlord of any of its rights under this Lease. Further, it is covenanted and agreed that no waiver at any time of any of the provisions hereof by Landlord shall be construed as a waiver of any of the other provisions hereof and that a waiver at any time of any of the provisions hereof shall not be construed as a waiver at any subsequent time of the same provisions. The consent or approval by Landlord to or of any action by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar act by Tenant.

     SECTION 8.8 HOLDING OVER. In the event Tenant remains in possession of the Premises after the expiration or termination of this Lease without the execution of a new lease, then Tenant, at Landlord's option, shall be deemed to be occupying the Premises as a tenant at will at a base rental equal to one hundred fifty percent (150%) of the then applicable Base Rent, and shall otherwise remain subject to all the conditions, provisions and obligations of this Lease insofar as the same are applicable to a tenancy at will, including without limitation the payment of all other Rent; PROVIDED, HOWEVER, nothing contained herein shall require Landlord to give Tenant more than thirty (30) days prior written consent to terminate Tenant's tenancy-at-will. No holding over by Tenant after the expiration or termination of this Lease shall be construed to extend or renew the Term or in any other manner be construed as permission by Landlord to hold over. Tenant shall indemnify Landlord (y) against all claims for

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damages by any other tenant to whom Landlord may have leased all or any part of the Premises effective upon the termination or expiration of this Lease, and (z) for all other losses, costs and expenses, including reasonable attorneys' fees, incurred by reason of such holding over.

     SECTION 8.9 ABANDONMENT OF PERSONAL PROPERTY. Any personal property left in the Premises or any personal property of Tenant left about the Project at the expiration or termination of this Lease, the termination of Tenant's right to occupy the Premises or the abandonment, desertion or vacating of the Premises by Tenant, shall be deemed abandoned by Tenant and may, at the option of Landlord, be immediately removed from the Premises or such other space by Landlord and stored by Landlord at the full risk, cost and expense of Tenant. Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. In the event Tenant does not reclaim any such personal property and pay all costs for any storage and moving thereof within thirty (30) days after the expiration or termination of this Lease, the termination of Tenant's right to occupy the Premises or the abandonment, desertion or vacating of the Premises by Tenant, Landlord may dispose of such personal property in any way that it deems proper. If Landlord shall sell any such personal property, it shall be entitled to retain from the proceeds the amount of any Rent or other expenses due Landlord, together with the cost of storage and moving and the expense of the sale. Notwithstanding anything contained herein to the contrary, in addition to the rights provided herein with respect to any such property, Landlord shall have the option of exercising any of its other rights or remedies provided in the Lease or exercising any rights or remedies available to Landlord at law or in equity.

                                   ARTICLE IX.

     SECTION 9.1 TRANSFERS. Tenant shall not, by operation of law or otherwise, (a) assign, transfer, mortgage, pledge, hypothecate or otherwise encumber this Lease, the Premises or any part of or interest in this Lease or the Premises, (b) grant any concession or license within the Premises, (c) sublet all or any part of the Premises or any right or privilege appurtenant to the Premises, or (d) permit any other party to occupy or use all or any part of the Premises (collectively, a "TRANSFER"), without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. This prohibition against a Transfer includes, without limitation, (i) any subletting or assignment which would otherwise occur by operation of law, merger, consolidation, reorganization, transfer or other change of Tenant's corporate or proprietary structure; (ii) an assignment or subletting to or by a receiver or trustee in any federal or state bankruptcy, insolvency, or other proceedings; (iii) the sale, assignment or transfer of all or substantially all of the assets of Tenant, with or without specific assignment of Lease; (iv) the change in control in a partnership; or (v) conversion of Tenant to a limited liability entity. If Tenant converts to a limited liability entity without obtaining the prior written consent of Landlord: (i) the conversion shall be null and void for purposes of the Lease, including the determination of all obligations and liabilities of Tenant and its partners to Landlord; (ii) all partners of Tenant immediately prior to its conversion to a limited liability shall be fully liable, jointly and severally, for obligations of Tenant accruing under this Lease pre-conversion and post-conversion, and all members and other equity holders in Tenant post-conversion shall be fully liable for all obligations and liabilities of Tenant accruing under the Lease after the date such members and other equity holders are admitted to the limited liability entity as if such person or entity had become a general partner in a partnership; and (iii) Landlord shall have the option of declaring Tenant in default under this Lease. If Tenant requests Landlord's consent to any Transfer, then Tenant shall provide Landlord with a written description of all terms and conditions of the proposed Transfer, copies of the proposed documentation, and the following information about the proposed transferee: name and address; reasonably satisfactory information about its business and business history; its proposed use of the Premises; a copy of the proposed sublease or assignment agreement; banking, financial and other credit information; and general references sufficient to enable Landlord to determine the proposed transferee's creditworthiness and character. Landlord's consent to a Transfer shall not release Tenant from performing its obligations under this Lease, but rather Tenant's transferee shall assume all of Tenant's obligations under this Lease in a writing satisfactory to Landlord, and Tenant and its transferee shall be jointly and severally liable therefor. Landlord's consent to any Transfer shall not waive Landlord's rights as to any subsequent Transfer. While the Premises or any part thereof are subject to a Transfer, Landlord may collect directly from such transferee all rents or other sums relating to the Premises becoming due to Tenant or Landlord and apply such rents and other sums against the Rent and any other sums payable hereunder. If the aggregate rental, bonus or other consideration paid by a transferee for any such space exceeds the sum of (y) Tenant's Rent to be paid to Landlord for such space during such period and (z) Tenant's costs and expenses actually incurred in connection with such Transfer, including reasonable brokerage fees, reasonable costs of finishing or renovating the space affected and reasonable cash rental concessions, which costs and expenses are to be amortized over the term of the Transfer, then fifty percent (50%) of such excess shall be paid to Landlord within fifteen (15) days after such amount is earned by Tenant. Such arrearage amounts in the case of a sublease shall be calculated and adjusted (if necessary) on a Lease Year (or partial Lease Year) basis, and there shall be no cumulative adjustment for the Term. Landlord shall have the right to audit Tenant's books and records relating to the Transfer. Tenant authorizes its transferees to make payments of rent and any other sums due and payable, directly to Landlord upon receipt of notice from Landlord to do so. Any attempted Transfer by Tenant in violation of the terms and covenants of this ARTICLE IX shall be void. In the event that Tenant requests that Landlord consider a sublease or assignment hereunder, Tenant shall pay (i) Landlord's reasonable and documented expenses, not to exceed Five Hundred and No/100 Dollars ($500.00) per transaction, actually incurred in connection with the consideration of such request, and (ii) all reasonable attorneys' fees and costs incurred by Landlord in connection with the consideration of such request or such sublease or assignment.

     Notwithstanding any provision to the contrary, Tenant may assign this Lease or sublet the Premises without Landlord's consent (i) to any corporation or other entity that controls, is controlled by or is under common control with Tenant; (ii) to any corporation or other entity resulting from a merger, acquisition, consolidation or reorganization of or with Tenant; (iii) in connection with the sale of all or substantially all of the assets of Tenant, so long as Tenant provides evidence to Landlord in writing that such assignment or sublease complies with the criteria set forth in (i), (ii) or (iii) above and provided the following conditions are met: (1) the net worth of the transferee is equal to or greater than the greater of Tenant's net worth on the date of this Lease, (2) if Tenant remains in existence as a separate legal entity following the transfer, it shall not be released from liability under this Lease, (3) the transferee shall assume in a writing delivered to Landlord all of Tenant's obligations under the Lease effective upon the consummation of the transfer, and (4) Tenant shall give written notice to Landlord of the proposed transfer at least fifteen (15) days in advance of the consummation thereof. Any transferee that meets the criteria in this paragraph shall hereinafter be referred to as a "PERMITTED TRANSFEREE".

     SECTION 9.2 ASSIGNMENT BY LANDLORD. Landlord shall have the right at any time to sell, transfer or assign, in whole or in part, by operation of law or otherwise, its rights, benefits, privileges, duties, obligations or interests in this Lease or in the Premises, the Building, the Land, the Project and all other property referred to herein, without the prior consent of Tenant, and such sale, transfer or assignment shall be binding on Tenant. After such sale, transfer or assignment, Tenant shall attorn to such purchaser, transferee or assignee, and Landlord shall be released from all liability and obligations under this Lease accruing after the effective date of such sale, transfer or assignment.

     SECTION 9.3 LIMITATION OF LANDLORD'S LIABILITY. Any provisions of this Lease to the contrary notwithstanding, Tenant hereby agrees that no personal, partnership or corporate liability of any kind or character (including, without limitation, the payment of any judgment) whatsoever now attaches or at any time hereafter under any condition shall attach to Landlord or any of Landlord's Related Parties or any mortgagee for payment of any amounts payable under this Lease or for the performance of any obligation under this Lease. The exclusive remedies of Tenant for the failure of Landlord to perform any of its obligations under this Lease shall be to proceed against the interest of Landlord in and to the Project. The provision contained in the foregoing sentence is not intended to, and shall not, limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord or Landlord's successors in interest or any suit or action in connection with enforcement or collection of amounts which may become owing or payable under or on account of insurance maintained by Landlord. In no event shall Landlord be liable to Tenant, or any interest of Landlord in the Project be subject to execution by Tenant, for any indirect, special, consequential or punitive damages.

     Landlord's Initials: /s/ FHH            Tenant's Initials: /s/ GJH
                         --------------                        --------------

                                   ARTICLE X.

     SECTION 10.1 SUBORDINATION. This Lease shall be subject and subordinated at all times to (a) all ground or underlying leases now existing or which may hereinafter be executed affecting the Project, and (b) the lien or liens of all mortgages and deeds of trust in any amount or amounts whatsoever now or hereafter placed on the Project or Landlord's interest or estate therein or on or against such ground or underlying leases and to all renewals, modifications, consolidations, replacements and extensions thereof and to each advance made or hereafter to be made thereunder. Tenant shall execute and deliver upon demand any instruments, releases or other documents requested by any lessor or mortgagee for the purpose of subjecting and subordinating this Lease to such ground leases, mortgages or deeds of trust. Tenant shall attorn to any party succeeding to Landlord's interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease or otherwise, only upon such party's request and at such party's sole discretion but not otherwise. Notwithstanding such attornment, Tenant agrees that any such successor in interest shall not be (a) liable for any act or omission of, or subject to any rights of setoff, claims or defenses otherwise assertable by Tenant against, any prior owner of the Project (including without limitation, Landlord), (b) bound by any rents paid more than one (1) month in advance to any prior owner, (c) liable for any Security Deposit not paid over to such successor by Landlord, and (d) if such successor is a mortgagee or a ground lessor whose address has been previously given to Tenant, bound by any modification, amendment, extension or cancellation of the Lease not consented to in writing by such mortgagee or ground lessor. Tenant shall execute all such agreements confirming such attornment as such party may reasonably request. Tenant shall not seek to enforce any remedy it may have for any default on the part of Landlord without first giving written notice by certified mail, return receipt requested, specifying the default in reasonable detail, to any mortgagee or lessor under a lien instrument or lease covering the Premises whose address has been given to Tenant, and affording such mortgagee or lessor a reasonable opportunity to perform Landlord's obligations hereunder. Landlord hereby agrees to provide Tenant with a Subordination, Non-Disturbance and Attornment Agreement from its current mortgagee, Bank of America, N.A., on the form attached hereto as EXHIBIT G. With respect to any future mortgagees, Landlord agrees to use commercially reasonable efforts to obtain a Subordination, Non-Disturbance and Attornment Agreement on such mortgagee's commercially reasonable standard form. Notwithstanding the generality of the foregoing, any mortgagee or ground lessor may at any time subordinate any such deeds of trust, mortgages, other security instruments or ground leases to this Lease on such terms and conditions as such mortgagee or ground lessor may deem appropriate.

     SECTION 10.2 ESTOPPEL CERTIFICATE OR THREE-PARTY AGREEMENT. Tenant agrees within ten (10) days following request by Landlord (a) to execute, acknowledge and deliver to Landlord and any other persons specified by Landlord, a certificate or three-party agreement among Landlord, Tenant and/or any third party dealing with Landlord, certifying (i) that this Lease is unmodified and in full force and effect, or, if modified, stating the nature of such modification
(ii) the date to which the Rent and other charges are paid in advance, if any,
(iii) that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or so specifying such defaults, if any, as are claimed and/or (iv) any other matters as such third party may reasonably require in connection with the business dealings of Landlord and/or such third party and (b) to deliver to Landlord audited financial statements that Tenant prepares annually, including a balance sheet and a profit and loss statement for the most recent two (2) years, all prepared in accordance with generally accepted accounting principles consistently applied and certified by an independent certified public accountant. Tenant's failure to deliver such certificate or three-party agreement within such ten (10) day period shall be conclusive upon Tenant (x) that this Lease is in full force and effect without modification except as may be represented by Landlord, (y) that to Tenant's knowledge there are no uncured defaults in Landlord's performance, and (z) that no Rent has been paid in advance except as set forth in this Lease. Landlord agrees to keep Tenant's financial statements provided in accordance with the above provisions confidential, and shall not disclose or share such financial statements or the information contained therein with any other persons except Landlord's lenders, advisors, leasing agents, investors, attorneys and prospective purchasers and their lenders.

     SECTION 10.3 NOTICES. Any notice, request, approval, consent or other communication required or contemplated by this Lease must be in writing, unless otherwise in this Lease expressly provided, and may be given or be served by depositing the same in the United States Postal Service, postpaid and certified and addressed to the party to be notified, with return receipt requested, or by delivering the same in person to such party (or, in case of a corporate party, to an officer of such party), or by prepaid telegram or express overnight mail service, when appropriate, addressed to the party to be notified. Notice deposited in the mail in the manner hereinabove described shall be effective from and after three (3) days (exclusive of Saturdays, Sundays and postal holidays) after such deposit. Notice given in any other manner shall be effective only if and when delivered to the party to be notified or at such party's address for purposes of notice as set forth herein. For purposes of notice the addresses of the parties shall, until changed as herein provided, be as provided on the first page of this Lease; provided, that any notices sent to Landlord will only be effective if copies thereof are simultaneously sent to Paragon Centre Associates, LLC, c/o Brookdale Investors Two, L.P., 3455 Peachtree Road, N.E., Suite 700, Atlanta, Georgia 30326, Attention: Mr. Fred Henritze and Brookdale Investors Two, L.P., c/o NTS Development Company, 10172 Linn Station Road, Louisville, Kentucky 40223, Attention: Property Manager - Paragon Centre; and provided, that any notices sent to Tenant will only be effective if copies thereof are simultaneously sent to the attention of Tenant at 6040 Dutchmans Lane, Suite 400, Louisville, Kentucky 40205; Attention: Sheila
C. Brown, Esq., General Counsel. The parties hereto shall have the right from time to time to change their respective addresses by giving at least fifteen
(15) days' written notice to the other party in the manner set forth in this
SECTION 10.3.

                                   ARTICLE XI.

     SECTION 11.1   RIGHT TO RELOCATE TENANT. [Intentionally Omitted]

     SECTION 11.2 RIGHTS AND REMEDIES CUMULATIVE. The rights and remedies of Landlord under this Lease shall be nonexclusive and each right or remedy shall be in addition to and cumulative of all other rights and remedies available to Landlord under this Lease or at law or in equity. Pursuit of any right or remedy shall not preclude pursuit of any other rights or remedies provided in this Lease or at law or in equity, nor shall pursuit of any right or remedy constitute a forfeiture or waiver of any Rent due to Landlord or of any damages accruing to Landlord by reason of the violation of any of the terms of this Lease.

     SECTION 11.3 LEGAL INTERPRETATION. This Lease and the rights and obligations of the parties hereto shall be interpreted, construed and enforced in accordance with the laws of the state in which the Building is located and the United States. The determination that one or more provisions of this Lease is invalid, void, illegal or unenforceable shall not affect or invalidate any other provision of this Lease, and this Lease shall be construed as if such invalid, illegal or unenforceable provision had never been contained in this Lease, and, so far as is reasonable and possible, effect shall be given to the intent manifested by the portion held invalid or inoperative. All obligations of either party hereunder not fully performed as of the expiration or termination of the Term of this Lease shall survive the expiration or termination of the Term of this Lease and shall be fully enforceable in accordance with those provisions pertaining thereto. Article and section titles and captions appearing in this Lease are for convenient reference only and shall not be used to interpret or limit the meaning of any provision of this Lease. No custom or practice which may evolve between the parties in the administration of the terms of this Lease shall waive or diminish the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms of this Lease. This Lease is for the sole benefit of Landlord and Tenant, and, without the express written consent thereto, no third party shall be deemed a third party beneficiary hereof. Tenant agrees that this Lease supersedes and cancels any and all previous statements, negotiations, arrangements, brochures, agreements and understandings, if any, between Landlord and Tenant with respect to the subject matter of this Lease or the Premises and that this Lease, including written extrinsic documents referred to herein, is the entire agreement of the parties, and that there are no representations, understandings, stipulations, agreements, warranties or promises (express or implied, oral or written) between Landlord and Tenant with respect to the subject matter of this Lease or the Premises. It is likewise agreed that this Lease may not be altered, amended, changed or extended except by an instrument in writing signed by both Landlord and Tenant. The terms and provisions of this Lease shall not be construed against or in favor of a party hereto merely because such party is the "Landlord" or the "Tenant" hereunder or because such party or its counsel is the draftsman of this Lease. All references to days in this Lease and any Exhibits or Addenda hereto mean calendar days, not working or business days, unless otherwise stated.

     SECTION 11.4 TENANT'S AUTHORITY. Both Tenant and the person executing this Lease on behalf of Tenant warrant and represent unto Landlord that (a) Tenant is a duly organized and validly existing legal entity, in good standing and qualified to do business in the state in which the Building is located, with no proceedings pending or contemplated for its dissolution or reorganization, voluntary or involuntary, (b) Tenant has full right, power and authority to execute, deliver and perform this Lease, (c) the person executing this Lease on behalf of Tenant is authorized to do so, (d) upon execution of this Lease by Tenant, this Lease shall constitute a valid and legally binding obligation of Tenant, and (e) upon request of Landlord, such person will deliver to Landlord satisfactory evidence of the matters set forth in this Section.

     SECTION 11.5 NO BROKERS. Landlord and Tenant warrant and represent to the other that it has not dealt with any real estate broker and/or salesman (other than NTS Development Company, who represented Landlord) in connection with the negotiation or execution of this Lease and no such broker or salesman has been involved in connection with this Lease, and each party agrees to defend, indemnify and hold harmless the other party from and against any and all costs, expenses, attorneys' fees or liability for any compensation, commission and charges claimed by any real estate broker and/or salesman (other than the aforesaid brokers) due to acts of such party or such party's representatives.

     SECTION 11.6 CONSENTS BY LANDLORD. Except as otherwise expressly provided in this Lease, In all circumstances under this Lease where the prior consent or permission of Landlord is required before Tenant is authorized to take any particular type of action, such consent must be in writing and the matter of whether to grant such consent or permission shall be within the sole and exclusive judgment and discretion of Landlord, and it shall not constitute any nature of breach by Landlord under this Lease or any defense to the performance of any covenant, duty or obligation of Tenant under this Lease that Landlord delayed or withheld the granting of such consent or permission, whether or not the delay or withholding of such consent or permission was prudent or reasonable or based on good cause.

     With respect to any provision of this Lease which provides that Tenant shall obtain Landlord's prior consent or approval, Landlord may withhold such consent or approval for any reason at its sole discretion, unless the provision specifically states that the consent or approval will not be unreasonably withheld.

     With respect to any provision of this Lease which provides that Landlord shall not unreasonably withhold or unreasonably delay any consent or any approval, Tenant, in no event, shall be entitled to make, nor shall Tenant make, any claim for, and Tenant hereby waives any claim for money damages; nor shall Tenant claim any money damages by way of setoff, counterclaim or defense, based upon any claim or assertion by Tenant that Landlord has unreasonably withheld or unreasonably delayed any consent or approval, unless Landlord has acted in an arbitrary and capricious manner; but Tenant's sole remedy shall be an action or proceeding to enforce any such provision, or for specific performance, injunction or declaratory judgment.

     SECTION 11.7 JOINT AND SEVERAL LIABILITY. If there is more than one Tenant, then the obligations hereunder imposed upon Tenant shall be joint and several. If there is a guarantor of Tenant's obligations hereunder, then the obligations hereunder imposed upon Tenant shall be the joint and several obligations of Tenant and such guarantor, and Landlord need not first proceed against Tenant before proceeding against such guarantor nor shall any such guarantor be released from its guaranty for any reason whatsoever.

     SECTION 11.8 INDEPENDENT COVENANTS. The obligation of Tenant to pay Rent and other monetary obligations provided to be paid by Tenant under this Lease and the obligation of Tenant to perform Tenant's other covenants and duties under this Lease constitute independent, unconditional obligations of Tenant to be performed at all times provided for under this Lease, save and except only when an abatement thereof or reduction therein is expressly provided for in this Lease and not otherwise, and Tenant acknowledges and agrees that in no event shall such obligations, covenants and duties of Tenant under this Lease be dependent upon the condition of the Premises or the Project, or the performance by Landlord of its obligations hereunder.

     SECTION 11.9 ATTORNEYS' FEES AND OTHER EXPENSES. In the event either party hereto defaults in the faithful performance or observance of any of the terms, covenants, provisions, agreements or conditions contained in this Lease, the party in default shall be liable for and shall pay to the nondefaulting party all expenses incurred by such party in enforcing any of its remedies for any such default, and if the nondefaulting party places the enforcement of all or any part of this Lease in the hands of an attorney, the party in default agrees to pay the nondefaulting party's reasonable attorneys' fees in connection therewith.

     SECTION 11.10 RECORDING. Neither Landlord nor Tenant shall record this Lease, but a short-form memorandum hereof may be recorded at the request of Landlord or Tenant.

     SECTION 11.11 DISCLAIMER; WAIVER OF JURY TRIAL. LANDLORD AND TENANT EXPRESSLY ACKNOWLEDGE AND AGREE, AS A MATERIAL PART OF THE CONSIDERATION FOR LANDLORD'S ENTERING INTO THIS LEASE WITH TENANT, THAT, EXCEPT AS OTHERWISE SET FORTH IN THIS LEASE, LANDLORD HAS MADE NO WARRANTIES TO TENANT AS TO THE USE OR CONDITION OF THE PREMISES OR THE PROJECT, EITHER EXPRESS OR IMPLIED, AND LANDLORD AND TENANT EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY THAT THE PREMISES OR THE PROJECT ARE SUITABLE FOR TENANT'S INTENDED COMMERCIAL PURPOSE OR ANY OTHER WARRANTY (EXPRESS OR IMPLIED) REGARDING THE PREMISES OR THE PROJECT. EXCEPT AS EXPRESSLY SET FORTH IN THIS LEASE, LANDLORD AND TENANT EXPRESSLY AGREE THAT THERE ARE NO, AND SHALL NOT BE ANY, IMPLIED WARRANTIES OF MERCHANTABILITY, HABITABILITY, FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER KIND ARISING OUT OF THIS LEASE, ALL SUCH OTHER EXPRESS OR IMPLIED WARRANTIES IN CONNECTION HEREWITH BEING EXPRESSLY DISCLAIMED AND WAIVED.

                    LANDLORD AND TENANT WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS LEASE. THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY TENANT AND TENANT ACKNOWLEDGES THAT NEITHER LANDLORD NOR ANY PERSON ACTING ON BEHALF OF LANDLORD HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. TENANT FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS LEASE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. TENANT FURTHER ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER PROVISION AND AS EVIDENCE OF SAME HAS EXECUTED THIS LEASE.

     SECTION 11.12 NO ACCESS TO ROOF. Tenant shall have no right of access to the roof of the Premises or the Building.

     SECTION 11.13 PARKING. Tenant's occupancy of the Premises shall include the use of up to thirty-three (33) parking spaces (i.e., a ratio of 3.70 per 1,000 square feet of Rentable Area) to Tenant, which shall be used in common with other tenants, invitees and visitors of the Building. Tenant shall have the right to park in the Building parking facilities in common with other tenants of the Building upon such terms and conditions, including the imposition of a reasonable parking charge, if the same is established by Landlord at any time during the Term of this Lease. Tenant's allotted parking spaces shall be modified to reflect any increases or decreases in the Rentable Area of the Premises should this Lease later be amended to reflect a change to the Rentable Area of the Premises. Tenant agrees not to overburden the parking facilities and agrees to cooperate with Landlord and other tenants in use of the parking facilities. Landlord reserves the right in its absolute discretion to determine whether the parking facilities are becoming overburdened and to allocate and assign parking spaces among Tenant and other tenants, and to reconfigure the parking area and modify the existing ingress to and egress from the parking area as Landlord shall deem appropriate.

     SECTION 11.14 NO ACCORD OR SATISFACTION. No payment by Tenant or receipt by Landlord of a lesser amount than the Rent and other sums due hereunder shall be deemed to be other than on account of the earliest Rent or other sums due, nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or other sum and to pursue any other remedy provided in this Lease.

     SECTION 11.15 ACCEPTANCE. The submission of this Lease by Landlord does not constitute an offer by Landlord or other option for, or restriction of, the Premises, and this Lease shall only become effective and binding upon Landlord, upon full execution hereof by Landlord and delivery of a signed copy to Tenant.

     SECTION 11.16 WAIVER OF COUNTERCLAIM. Tenant hereby waives the right to interpose any counterclaim of whatever description in any summary proceeding.

     SECTION 11.17 TIME IS OF THE ESSENCE. Time is of the essence of this Lease. Unless specifically provided otherwise, all references to terms of days or months shall be construed as references to calendar days or calendar months, respectively.

     SECTION 11.18 COUNTERPARTS. This Lease may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but such counterparts shall together constitute one and the same instrument.

     SECTION 11.19 EXECUTION AND DELIVERY OF LEASE. This Lease shall not be valid and binding on Landlord and Tenant unless and until it has been completely executed by and delivered to both parties.

     SECTION 11.20 REAL ESTATE INVESTMENT TRUST. During the Term of this Lease, should a real estate investment trust become Landlord hereunder, all provisions of this Lease shall remain in full force and effect except as modified by this paragraph. If Landlord in good faith determines that its status as a real estate investment trust under the provisions of the Internal Revenue Code of 1986, as heretofore or hereafter amended, will be jeopardized because of any provision of this Lease, Landlord may request reasonable amendments to this Lease and Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such amendments do not (a) increase the monetary obligations of Tenant pursuant to this Lease or (b) in any other manner adversely affect Tenant's interest in the Premises.

     IN TESTIMONY WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.

                                     LANDLORD:

                                     PARAGON CENTRE ASSOCIATES, LLC, a Georgia limited liability company

                                     By:  Brookdale Investors Two, L.P.,
                                          a Delaware limited partnership,
                                          as Managing Member

                                          By:  Brookdale Partners II, LLC, a
                                               Georgia limited liability
                                               company, its sole General Partner

                                               By:  /s/ Fred H. Henritze
                                                    ---------------------------
                                                    Fred H. Henritze, Manager

                                     TENANT:

                                     TEXAS ROADHOUSE HOLDINGS LLC,
                                     a Kentucky limited liability company

                                     By:  WKT Restaurant Corp.,
                                          a Kentucky corporation,
                                          its Manager

                                          By: /s/ G. J. Hart
                                              ---------------------------------
                                          Name: G. J. Hart
                                                -------------------------------
                                          Title: President
                                                 ------------------------------

                                    EXHIBIT A

                 LEGAL DESCRIPTION OF LAND - ONE PARAGON CENTRE

Being a portion of Tract 1 conveyed to Louisville Dutchmans Lane Associates, Ltd. As recorded in Deed Book 5533, Page 288 in the Office of the County Court Clerk of Jefferson County, Kentucky; and more particularly described as follows:

     Beginning at the northern most corner of Tract C as conveyed to Louisville Dutchmans Lane Associates, Ltd. as recorded in Deed Book 5396, Page 960 in the aforesaid clerk's office, said point being in the southerly right-of-way line of Dutchmans Lane; thence with Dutchmans Lane, South 54 degrees 52 minutes 12 seconds West, 73.00 feet to the true point of beginning; thence leaving Dutchmans Lane, South 70 degrees 48 minutes 13 seconds East, 125.16 feet to a point; thence South 35 degrees 07 minutes 48 seconds East, 22.00 feet to a point; thence South 53 degrees 03 minutes 20 seconds East, 164.96 feet to a point; thence South 59 degrees 14 minutes 14 seconds East, 301.59 feet to a point in the north right-of-way of the Watterson Expressway I-264, thence with said right-of-way line South 32 degrees 07 minutes 00 seconds West, 128.24 feet to a point; thence South 53 degrees 44 minutes 40 seconds West, 248.53 feet to a point; thence leaving said right-of-way North 47 degrees 17 minutes 46 seconds West, 243.59 feet to a point; thence North 05 degrees 50 minutes 34 seconds West, 34.25 feet to a point; thence North 50 degrees 50 minutes 16 seconds West,
5.34 feet to a point; thence with the arc of a curve to the left having a radius of 11.00 feet and a chord of North 73 degrees 20 minutes 26 seconds West, 8.43 feet to a point; thence South 84 degrees 09 minutes 25 seconds West, 62.44 feet to a point; thence North 50 degrees 50 minutes 34 seconds West, 24.00 feet to a point; thence North 39 degrees 09 minutes 26 seconds East, 18.32 feet to a point; thence with the arc of a curve to the left having a radius of 12.00 feet and a chord of North 06 degrees 36 minutes 16 seconds West, 17.20 feet to a point; thence with the arc of a curve to the right having a radius of 867.00 feet and a chord of North 48 degrees 27 minutes 20 seconds West, 118.26 feet to a point; thence North 46 degrees 11 seconds 52 minutes West, 112.93 feet to a point; thence North 35 degrees 07 minutes 48 seconds West, 31.00 feet to a point in the southerly right-of-way line of Dutchmans Lane; thence North 54 degrees 52 minutes 12 seconds East, 245.07 feet to the true point of beginning containing approximately 4.475 acres.

EXCEPTING THEREFROM that certain parcel conveyed to the Commonwealth of Kentucky by Deed of Conveyance dated June 28, 1989, and recorded in Deed Book 5876 Page 90 in the Office of the Clerk of the County Clerk of Jefferson County, Kentucky, and further described as follows:

Beginning at a point in the existing access control and right of way line, said point being the Grantor's east property corner, 11.56 feet left of Ramp 7 Station 721+84.23; thence with said existing access control and right of way line and the Grantor's southeast property line the following courses: South 33 degrees 21 minutes 23 seconds West (Grantor's Survey South 32 degrees 07 minute 00 seconds West), 128.24 feet to a point 32.01 feet left of Ramp 7 Station 723+05.85; thence South 54 degrees 59 minutes 03 seconds West (Grantor's Survey South 53 degrees 44 minutes 40 seconds West), 248.53 feet to the Grantor' south property corner 38.00 feet left of I-264 Station 606-52.59; thence with the Grantor's southwest property line North 46 degrees 03 minutes 23 seconds West (Grantor's Survey North 47 degrees 17 minutes 46 seconds West), 66.11 feet to a point with Proposed Access Control and Right of Way line 101.25 feet left of I-264 Station 606-33.36; thence with said Proposed Access Control and Right of Way line the following courses: North 60 degrees 15 minutes 12 seconds East,
166.65 feet to a point 103.00 feet left of Station 608+00.00; North 53 degrees 46 minutes 30 seconds East, 86.28 feet to a point 20.00 feet right of Ramp 7 Station 723+10.00; North 36 degrees 30 minutes 05 seconds East, 116.76 feet to a point in the Grantor's northeast property line 33.05 feet right of Ramp 7 Station 721+87.12; thence with said northeast property line South 57 degrees 59 minutes 51 seconds East (Grantor's Survey South 59 degrees 14 seconds East),
44.70 feet to the point of beginning containing approximately .0449 acre.

                                    EXHIBIT B

                              FLOORPLAN OF PREMISES

[GRAPHIC]

                               One Paragon Centre
                                  SECOND FLOOR

[GRAPHIC]

                               One Paragon Centre
                                  THIRD FLOOR

[GRAPHIC]

Note: Suite 305 Premises to be included as Tenant's Premises as of the Suite 305 Premisees Effective Date

                                    EXHIBIT C

                              SPECIAL STIPULATIONS

     These Special Stipulations are hereby incorporated into this Lease and in the event that they conflict with any provisions of this Lease, these Special Stipulations shall control.

1.   RELINQUISHED SPACE.

     Landlord and Tenant hereby acknowledge and agree that the parties are simultaneously entering into the Two Paragon Centre Lease for premises which include, without limitation, Suites 120 and 130 at Two Paragon Centre (the "Relocation Premises"), and it is intended that the Relocation Premises shall replace the Suite 200 Premises and the Suite 240 Premises (as those terms are defined in Section 2.1 of this Lease) (the "Relinquished Space"). Tenant hereby agrees to surrender the Relinquished Space in the condition required under Section 6.1(c) of this Lease upon the date of delivery of the Relocation Premises. So long as (i) Tenant is not in default under this Lease beyond any applicable notice and cure period,
     (ii) Tenant has surrendered the Relinquished Premises as required hereunder, and (iii) Tenant has paid to Landlord all amounts due and performed all obligations accrued under the Prior Lease through the rent commencement date for the Relocation Premises, then promptly upon the rent commencement date of the Two Paragon Centre Lease with respect to the Relocation Premises, the Relinquished Space shall be deleted from the definition of "Premises" hereunder; provided, however that this Lease shall remain in full force and effect with respect to the 300 Premises and the 305 Premises. The number of parking spaces provided to Tenant shall be adjusted to reflect the reduction of the area of the Premises pursuant to the formula set forth in Section 11.13 above. Within ten (10) days after the rent commencement date for the Relocation Premises under the Two Paragon Centre Lease, Landlord and Tenant agree to enter into the agreement set forth in EXHIBIT D attached hereto, documenting the adjusted area of the Premises hereunder and the expiration date for the Relinquished Space.

2.   REQUIRED EXPANSION SPACE.

     (a) Tenant shall lease approximately 2,143 square feet of Rentable Area located in Suite 305 on Floor 3 of the Building (the "Suite 305 Premises") commencing on the date Landlord delivers the Suite 305 Premises to Tenant in "as-is" condition, which is anticipated to be January 1, 2004 (the "Suite 305 Premises Effective Date"). On the Suite 305 Premises Effective Date, the Premises shall be automatically expanded to include the Suite 305 Premises, the Suite 305 Premises shall be subject to all of the terms and conditions of this Lease, Tenant's Pro Rata Share and all sums calculated based on the area of the Premises shall be adjusted to reflect the addition of the Suite 305 Premises to the Premises hereunder, and Tenant shall commence paying Base Rent on the Suite 305 Premises in the same manner and calculated at the same rate Base Rent is then calculated and paid on the Premises under this Lease, subject to future adjustment as provided in this Lease. If the Suite 305 Premises Effective Date shall be later than January 1, 2004, Landlord shall not be liable or responsible for any claims, damages or liabilities in connection therewith or by reason thereof, including without limitation, the holding over by any tenant or occupant of the Suite 305 Premises, in such case, the term Suite 305 Premises Effective Date shall mean such subsequent date upon which Landlord's able to deliver the Suite 305 Premises to Tenant, and such failure to deliver possession of the Suite 305 Premises for purposes of commencement of the tenant improvement work contemplated in EXHIBIT E-2 shall not constitute a default by Landlord hereunder or render Landlord liable for any loss or damage that may be incurred due to such failure.

     (b) Commencing on the Suite 305 Premises Effective Date, tenant improvements for the Suite 305 Premises shall be designed and installed in accordance with the procedures and conditions set forth in the Work Letter Agreement attached hereto as EXHIBIT E-2 and the Tenant Improvement Allowance for improvements to the Suite 305 Premises shall be an amount equal to the product of multiplying $15.00 times the number of square feet of rentable area in the Expansion Space (i.e., 2,143 r.s.f. x $15.00 = $32,145.00).

     (c) Upon the Suite 305 Premises Effective Date, the number of parking spaces provided to Tenant pursuant to Section 11.13 of this Lease shall be changed to reflect the change in the area of the Premises leased hereunder in accordance with the ratio set forth in Section
          11.13 of this Lease.

     (d) Within ten (10) days after the Suite 305 Premises Effective Date the parties hereto will execute an agreement confirming the Suite 305 Effective Date, in the form attached hereto as EXHIBIT D-1.

3.   EXTENSION OPTION.

     (a) So long as this Lease is in full force and effect and Tenant is not in default beyond any applicable notice and cure period in the performance of any of the covenants or terms and conditions of this Lease at the time of notification to Landlord or at the time of commencement of the Extension Period, as that term is hereinafter defined, Tenant shall have the option (the "Extension Option") to extend the Term for the entire Premises for one (1) additional period of five (5) years (the "Extension Period"), which Extension Period shall commence upon the expiration of the initial Term upon the same terms and conditions of this

          Lease, except that the Base Rent during the Extension Period shall be at an annual rate equal to ninety five percent (95%) of the then current fair market value rate for lease renewals and extensions comparable to this Lease for space comparable to the Premises in the Building, taking into account such factors as tenant improvement allowances, rent concessions and rental escalations (the "FMR"), subject to the following terms and conditions: Tenant shall provide Landlord with written notice of its desire to extend the Term of this Lease nine (9) months prior to the expiration of the initial Term. In the event Tenant timely exercises this Extension Option, this Lease shall be deemed extended and the FMR shall be determined as set forth below. In the event that Landlord does not receive Tenant's written notice nine (9) months prior to the expiration of the initial Term, then such Extension Option shall be null and void and of no further force or effect, this Lease shall expire on the Expiration Date (as that term is defined in Article I), and if requested by Landlord, Tenant shall execute an instrument in form and substance acceptable to Landlord confirming such facts.

     (b) The FMR shall be determined by Landlord and Tenant by mutual agreement; however, if Landlord and Tenant cannot agree in writing on the FMR within ten (10) days after Landlord's receipt of Tenant's notice of its election to extend this Lease, the FMR shall be determined by the Three Broker Method set forth below. Tenant shall have the option to select a real estate broker, who shall act on Tenant's behalf in determining the FMR and Expense Stop within five
          (5) business days after the expiration of the 10-day period. Landlord must select a real estate broker within five (5) business days after written notice of Tenant's selection. Landlord, by written notice to Tenant shall designate a real estate broker, who shall act on Landlord's behalf in the determination of the FMR and Expense Stop. If either Landlord or Tenant fails or refuses to select a broker, the other broker shall alone determine the FMR. Otherwise, within ten (10) days after the selection of Landlord's broker, Landlord and Tenant's brokers shall then select a third broker meeting the qualifications stated below, and each broker, within fifteen (15) days after the third broker is elected, shall submit his or her determination of the FMR. The FMR shall be the determination of the broker that is not the highest or the lowest (or, if two brokers reach an identical determination, the determination of such two brokers). Landlord and Tenant shall each pay the fee of the broker selected by it, and they shall equally share the payment of the fee of the third broker.

     (c) In the event that the appraisal process has not been completed prior to the commencement of the Extension Period, then upon commencement of the Extension Period, and until the process is completed (the "Interim Period"), Tenant shall pay Landlord monthly Base Rent and Additional Rent equal to the Base Rent and Additional Rent for the immediately preceding Lease year, until the increase in the Base Rent is determined by such process as provided herein; provided, however, that such payments made during the Interim Period shall be subject to adjustment based upon the results of such process. If, as a result of such appraisal process, it is determined that Tenant has underpaid Base Rent and Additional Rent during the Interim Period, then such underpaid Base Rent and Additional Rent shall be due from Tenant to Landlord within ten (10) days after expiration of the Interim Period. All brokers selected in accordance with this subparagraph must be licensed in the state of Kentucky as a real estate broker and shall have at least ten (10) years prior experience in commercial office leasing in the metropolitan area of Louisville, Kentucky. Landlord and Tenant agree that they shall be bound by the determination of the FMR pursuant to this subparagraph for the Extension Period.

     (d) Tenant shall accept the Premises in their existing condition (on an "as is" basis) upon the commencement of the Extension Period and Landlord shall have no obligation to grant or pay any allowance, abatement or concession of any kind with respect to the Premises. Tenant shall have no option to renew or extend this Lease beyond the expiration of the Extension Period.

     (e) This Extension Option is personal to Tenant and to any Permitted Transferee; furthermore, in the event of an assignment of this Lease to a party other than a Permitted Transferee or a sublease to a party other than a Permitted Transferee by Tenant of more than fifty percent (50%) of the Premises, this Extension Option shall become null and void and of no further force or effect.

4.   CONDITION OF LEASE.

     Landlord's agreement to enter into this Lease and to terminate the Prior Lease is expressly conditioned upon Tenant's full and complete performance of all obligations of Tenant under the Prior Lease, including, without limitation, the payment by Tenant of all Rent, Additional Rent and other amounts due and payable under the Prior Lease through the Commencement Date of this Lease. Should Tenant fail to satisfy such obligations within applicable notice and cure periods set forth in the Prior Lease, Landlord shall have the option to terminate this Lease.

                                    EXHIBIT D

                            SURRENDER DATE AGREEMENT
                    (SUITES 200 AND 240 - ONE PARAGON CENTRE)

     This Surrender Date Agreement (this "AGREEMENT") is made and entered into this ____ day of ________________, 2003 by and between PARAGON CENTRE ASSOCIATES, LLC ("LANDLORD") and TEXAS ROADHOUSE HOLDINGS LLC ("TENANT").

     WHEREAS, Landlord and Tenant entered into that certain Amended and Restated Lease Agreement (the "ONE PARAGON CENTRE LEASE") dated ________________, 2003, with respect to certain premises located at One Paragon Centre, 6060 Dutchmans Lane, Louisville, Kentucky, as such demised premises are more particularly described in the One Paragon Centre Lease.

     WHEREAS, Landlord and Tenant entered into that certain Amended and Restated Lease Agreement (the "TWO PARAGON CENTRE LEASE") dated ________________, 2003, with respect to certain premises located at Two Paragon Centre, 6040 Dutchmans Lane, Louisville, Kentucky, as such demised premises are more particularly described in the Two Paragon Centre Lease.

     WHEREAS, the One Paragon Centre Lease provides that, upon delivery to Tenant of certain premises at Two Paragon Centre pursuant to the terms of the Two Paragon Centre Lease, Tenant shall surrender certain premises under the One Paragon Centre Lease;

     WHEREAS, this Agreement is executed by Landlord and Tenant to confirm the Expiration Date with respect to certain premises under the One Paragon Centre Lease and the adjustment to the area of the Premises thereunder;

     NOW, THEREFORE, for and in consideration of the demised premises and the mutual covenants expressed in the Lease, it is hereby agreed by Landlord and Tenant as follows:

          1. Suites 200 and 240 at One Paragon Centre were surrendered pursuant to the terms of the One Paragon Centre Lease and such space shall no longer be considered part of the Premises (as defined in the One Paragon Centre Lease) effective ______________, 200__ ("Surrender Date"). The One Paragon Centre Lease shall remain in full force and effect with respect to the Suite 300 Premises and the Suite 305 Premises (as those terms are defined in the One Paragon Centre Lease), rendering the remaining Premises thereunder 5,424 square feet. Base Rent, Tenant's Pro Rata Share and all other matters and sums set forth in the One Paragon Centre Lease which are based on the area of the Premises are hereby adjusted as of the Surrender Date to reflect the revised area of the Premises. As of the Surrender Date, the revised Base Rent Schedule for the Premises shall be as follows:

                                      Base Rent Per           Base Rent            Base Rent
            Months of Term        Rentable Square Foot        Annually              Monthly
            --------------        --------------------        --------             ---------
          Surrender Date - 24        $    16.25              Based upon           $  7,345.00
                                                           Surrender Date
                25 - 48              $    16.75              $90,852.00           $  7,571.00
                49 - 84              $    17.75              $96,276.00           $  8,023.00
                85 - 92              $    17.75             $64,184.00*           $  8,023.00

* Totals shown may reflect partial years.

          2. Except as otherwise provided herein, this Agreement shall not be deemed or construed to alter or amend the Lease in any manner.

     IN WITNESS WHEREOF, Landlord and Tenant have caused this Agreement to be executed as of the day and year first above written.

TENANT:                                   LANDLORD:

TEXAS ROADHOUSE HOLDINGS LLC,             PARAGON CENTRE ASSOCIATES, LLC, a
Kentucky limited liability company        Georgia limited liability company

By:  WKT Restaurant Corp., a Kentucky        By:  Brookdale Investors Two, L.P.,
     Corporation, its Manager                a Delaware limited partnership, as
                                             Managing Member
     By:
        -----------------------------
     Name:                                   By:  Brookdale Partners II, LLC, a
          ---------------------------             Georgia limited liability
     Title:                                       company, its sole General
           --------------------------             Partner

                                                  By:
                                                        ------------------------
                                                        Fred H. Henritze,
                                                        Manager

                                   EXHIBIT D-1

                           COMMENCEMENT DATE AGREEMENT
                         SUITE 305 - ONE PARAGON CENTRE

This Commencement Date Agreement (this "AGREEMENT") is made and entered into this ____ day of ___________________, 2003, by and between PARAGON CENTRE ASSOCIATES, LLC ("LANDLORD") and TEXAS ROADHOUSE HOLDINGS LLC ("TENANT").

     WHEREAS, Landlord and Tenant entered into that certain Lease (the "LEASE") dated ________________, 200__, with respect to certain premises located at One Paragon Centre, Louisville, Kentucky, as such demised premises are more particularly described in the Lease.

     WHEREAS, this Agreement is executed by Landlord and Tenant to confirm the commencement date and the expiration date of the Suite 305 Premises, as that term is defined in the Lease;

     NOW, THEREFORE, for and in consideration of the demised premises and the mutual covenants expressed in the Lease, it is hereby agreed by Landlord and Tenant as follows:

          1. The Suite 305 Premises Effective Date (as defined in the Lease) occurred and the Base Rent and Additional Rent (as such terms are defined in the Lease) commenced on __________________, 20___ (the "SUITE 305 PREMISES EFFECTIVE DATE") and will expire on March 31, 2011 (the "EXPIRATION DATE").

          2. Except as otherwise provided herein, this Agreement shall not be deemed or construed to alter or amend the Lease in any manner.

     IN WITNESS WHEREOF, Landlord and Tenant have caused this Agreement to be executed as of the day and year first above written.

TENANT:                                   LANDLORD:

TEXAS ROADHOUSE HOLDINGS LLC,             PARAGON CENTRE ASSOCIATES, LLC, a
Kentucky limited liability company        Georgia limited liability company

By:  WKT Restaurant Corp., a Kentucky        By:  Brookdale Investors Two, L.P.,
     corporation, its Manager                a Delaware limited partnership, as
                                             Managing Member
     By:
        -----------------------------
     Name:                                   By:  Brookdale Partners II, LLC, a
          ---------------------------             Georgia limited liability
     Title:                                       company, its sole General
           --------------------------             Partner

                                                  By:
                                                        -----------------------
                                                        Fred H. Henritze,
                                                        Manager

                                    EXHIBIT E

                              WORK LETTER AGREEMENT
                              (SUITE 305 PREMISES)

Tenant hereby accepts the Suite 305 Premises "As Is" and acknowledges and agrees Landlord shall have no obligation to construct any tenant improvements to the Premises or made any alterations or additions thereto, except that Landlord agrees to provide Tenant the Tenant Improvement Allowance as set forth herein to cover a portion of the costs associated with the improvements to the Suite 305 Premises. Tenant shall construct the tenant improvements to the Premises in accordance with this EXHIBIT E. The following provisions shall govern (A) the preparation and approval process for the drawings and specifications for the improvements to the Premises, which Tenant shall perform in accordance with the terms of this EXHIBIT E, and (B) terms and conditions relating to contractors and subcontractors in connection with the improvements to the Suite 305 Premises.

     A. TENANT'S WORK. Tenant shall be responsible for all work, construction and installation in the Suite 305 Premises. Such work shall hereinafter be referred to as "Tenant's Work" and shall be at Tenant's sole cost and expense, except as provided below.

     B. TENANT ALLOWANCE. Landlord agrees to provide to Tenant an allowance with respect to the Suite 305 Premises of $15.00 per rentable square foot (the "Tenant Improvement Allowance") (i.e., a total of 2,143 sf x $15.00 prsf = $32,145.00) for leasehold improvements to the Premises. Fifty percent (50%) of the Tenant Improvement Allowance must be applied to the Tenant's Work for the Suite 305 Premises or for other suites leased by Tenant in the Building or at Two Paragon Centre. If the foregoing condition is satisfied, up to fifty percent (50%) of the Tenant Improvement Allowance (i.e. $16,072.50) may be applied to the cost of space planning, architectural and mechanical drawings, cabling, furniture, fixtures and equipment, moving-related expenses and the like, for the Suite 305 Premises or any of Tenant's premises in the Building or at Two Paragon Centre.

     The portion of the Tenant Improvement Allowance allocable to a particular suite in the Premises (an a per square foot basis) shall be disbursed by Landlord to Tenant within ten (10) days after the later to occur of (i) execution by and delivery of this Lease to both Landlord and Tenant; or (ii) the date Landlord delivers possession of such suite to Tenant. Upon completion of Tenant's Work for each suite, Tenant shall promptly deliver to Landlord final and unconditional lien waivers for Tenant's Work and copies of paid invoices evidencing the cost of all of Tenant's Work. Any unused portion of the Tenant Improvement Allowance shall be retained by Landlord.

     To the extent that the cost of Tenant's Work exceeds the Tenant Improvement Allowance, Tenant shall be fully responsible for payment of the same and shall provide evidence of payment thereof to Landlord.

     C. TENANT'S SPACE PLANS. Tenant shall submit to Landlord for Landlord's approval a space plan for the improvements to the Suite 305 Premises ("Tenant's Space Plans") prepared by Tenant's architect showing the interior layout of the Suite 305 Premises and its integration with Building systems, core areas and the building shell improvements in sufficient detail to permit Landlord a reasonable opportunity to review and provide preliminary approval or comments regarding Tenant's proposed interior design. Landlord shall review and approve or disapprove of Tenant's Space Plans within ten (10) business days of Landlord's receipt thereof, which approval shall not be unreasonably withheld, conditioned or delayed. If Landlord disapproves, either in whole or in part, of Tenant's Space Plans, Landlord shall provide to Tenant with reasonable specificity Landlord's reasons for its disapproval. Tenant shall promptly correct or otherwise address all disapproved items identified by Landlord. The revised final plans are referred to as "Final Plans".

     D. TENANT'S CONTRACTOR; CONSTRUCTION. Tenant shall have the right to retain its own contractor(s) or subcontractor(s) to perform Tenant's Work and its telephone, security and cabling within the Premises at Tenant's sole cost and expense, subject to application of the Tenant Improvement Allowance. Such contractor(s) must be approved, in its reasonable discretion, by Landlord's property manager, which shall serve as construction manager ("Construction Manager") and such contractor must be licensed and insured in the State of Kentucky and must comply with all Building construction rules and regulations required by the Construction Manager. Landlord hereby approves Buffalo Construction, Inc. as a contractor without further action required on the part of Tenant. Following the preparation and approval of the Final Plans and the working drawings, Tenant shall construct the improvements to the Premises according to the Final Plans and in a good and workmanlike manner in compliance with Landlord's reasonable rules regarding construction in the Building. Construction Manager shall review and approve the construction bid provided by Tenant's contractor prior to any Tenant's Work commencing. On behalf of Landlord, the Construction Manager shall supervise the construction of the Premises. Tenant shall reimburse Landlord from the Tenant Improvement Allowance for Landlord's actual out-of-pocket costs in connection therewith.

     E. PERMITS, COMPLIANCE WITH LAWS. Tenant shall be responsible for applying for and obtaining all permits required for Tenant to perform Tenant's Work or to operate within the Premises, including without limitation, building permits, the final certificate of occupancy or its equivalent, and for obtaining the final fire inspection approval after installation of its fixtures, furniture and equipment and for obtaining any other required inspections and approvals, and shall provide Landlord with a copy of all such permits, approvals and certificates of occupancy. The Final Plans shall comply with all applicable local, state and federal laws, ordinances, codes and regulations. Tenant's architect shall certify to Landlord and Tenant that the Final Plans comply with the Americans with Disabilities Act of 1990 and all other applicable local, state and federal laws, ordinances, codes and regulations.

     F. SUBSTANTIAL COMPLETION. For purposes of this Lease, substantially complete means full completion, except for minor or insubstantial details of construction, decoration or installation.

     G. NO LIABILITY. Notwithstanding the review and approval by Landlord of Tenant's Space Plans, the Final Plans and specifications, Landlord shall have no responsibility or liability in regard to the safety, sufficiency, adequacy or legality thereof and Tenant shall be solely responsible for the compliance of such plans and specifications (and improvement constructed as a result thereof) with all applicable laws and regulations, the architectural completeness and sufficiency thereof and other matters relating thereto.

     H. INSURANCE. Tenant shall secure, pay for, and maintain, or cause its contractors and subcontractors to secure, pay for, and maintain, during the continuance of construction and fixturing work within the Premises, all of the insurance policies required in the amounts as set forth herein, together with such insurance as may from time to time be required by city, county, state or federal laws, codes, regulations or authorities. Tenant shall not commence, nor may it permit its contractors and subcontractors to commence any work, until all required insurance has been obtained, and, if Landlord requests, until Tenant's certificates of such insurance have been delivered to Landlord. Tenant's insurance policies shall name the Landlord, Landlord's mortgagee(s), if any, and Construction Manager, as additional insureds. Tenant's certificates of insurance shall provide that no change or cancellation of such insurance coverage shall be undertaken without thirty (30) days prior written notice to Landlord. Landlord shall have the right to require Tenant, and Tenant shall have the duty, to stop work in the Premises immediately if any of the coverage Tenant is required to carry herein lapses during the course of the work, in which event Tenant's Work may not be resumed until the required insurance is obtained and satisfactory evidence of same is provided to Landlord.

     Tenant shall purchase, or cause to be purchased, General Contractor's and Subcontractor's Required Minimum Coverages and Limits of Liability as follows:

          (i) Worker's Compensation, as required by state law, and Employer's Liability Insurance with a limit of not less than $2,000,000.00 (or more if required by the law of the State) and any insurance required by any Employee Benefit Act or similar statute applicable where the work is to be performed, as will protect the contractor and subcontractors from any and all liability under the aforementioned act(s) or similar statute;

          (ii) Commercial General Liability Insurance (including Contractor's Protective Liability) in an amount not less than $2,000,000.00 per occurrence whether involving personal injury liability (or death resulting therefrom) or property damage liability or a combination thereof (combined single limit coverage) with a minimum aggregate limit of $2,000,000.00. Such insurance shall include explosion, collapse and underground coverage. Such insurance shall insure each party's general contractor against any and all claims for personal injury, death, and damage to the property of others arising from its operations under its contract, whether such operations are performed by such party's contractors, subcontractors, or sub-subcontractors, or by anyone directly or indirectly employed by any of them; and

          (iii) Comprehensive Automotive Liability Insurance, for the ownership, maintenance, or operation of any automotive equipment, whether owned, leased, or otherwise held, including employer's non-ownership and hired automobile liability endorsements, in an amount not less than $2,000,000.00 per occurrence and $2,000,000.00 aggregate, combined single limit bodily injury and property damage liability.

     Such insurance policies shall insure Tenant's general contractor and all subcontractors against any and all claims for bodily injury, including death resulting therefrom, and damage to the property of others arising from its operations under its contract in connection with construction of the Premises, whether performed by Tenant's general contractor, subcontractors, or sub-subcontractors, or by anyone directly or indirectly employed by any of them.

                                   EXHIBIT E-1

                              WORK LETTER AGREEMENT

                               SUITE 300 PREMISES

Tenant hereby accepts the Suite 300 Premises "AS IS" and acknowledges and agrees Landlord shall have no obligation to construct any tenant improvements to the Suite 300 Premises or make any alterations or additions thereto and Landlord shall have no obligation to provide any tenant improvement allowance, rent abatement, credit, set-off, or other concession to Tenant. Notwithstanding the foregoing, Landlord agrees to provide an allowance to Tenant for refurbishment of the Suite 300 Premises of $5.00 per rentable square foot of space (i.e., $16,405.00) (the "Refurbishment Allowance"). All refurbishment and other alterations to the Suite 300 Premises shall be performed by Tenant in accordance with Article 6 of the Lease.

The Refurbishment Allowance shall be paid by Landlord to Tenant within ten (10) days after the execution and delivery of this Lease to Landlord and Tenant. Up to fifty percent (50%) of the Refurbishment Allowance may be utilized for other expenses of Tenant in connection with this Lease or the Two Paragon Centre Lease, including cabling, furniture, equipment, and the like, provided that Tenant agrees that at least fifty percent (50%) of the Refurbishment Allowance shall be spent on the refurbishment of the Suite 300 Premises which are the subject of this Lease or the Two Paragon Centre Lease.

                                    EXHIBIT F

                         BUILDING RULES AND REGULATIONS

1. Sidewalks, doorways, vestibules, halls, stairways, and other similar areas shall not be used for the disposal of trash, be obstructed by Tenant or be used by Tenant for any purpose other than ingress and egress to and from the Premises and for going from one part of the Building to another part of the Building.

2. Plumbing fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags, or other unsuitable material shall be thrown or placed therein. Damage resulting to any such fixtures or appliances from misuse by Tenant shall be paid by such Tenant and Landlord shall not in any case be responsible therefor.

3. Signs, advertisements, or notices visible in or from public corridors or from outside the Building shall be subject to Landlord's prior written approval. Without Landlord's prior consent, no nails, hooks, or screws shall be driven or inserted into any part of the Building, and no curtains or other window treatments shall be placed between the glass and the Building standard window treatments.

4. With respect to work being performed by Tenant in the Premises, Tenant shall refer all contractors, contractors' representatives, and installation technicians rendering any service to Tenant to Landlord for Landlord's supervision and approval before the performance of any contractual services. This provision shall apply to all work performed in the Building, including, but not limited to, installations of telephones, telegraph equipment, electrical devices and attachments, and any and all installations of every nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment, and other physical portions of the Building.

5. Movement in or out of the Building of furniture, office equipment, safes and other heavy equipment, or the dispatch or receipt by Tenant of any bulky material or merchandise, or materials which require use of elevators or stairways or movement through the Building entrances or lobby, shall be restricted to such hours as Landlord designates. All such movement shall be under the supervision of Landlord and in the manner agreed between Tenant and Landlord by prearrangement before performance. Such prearrangement, to be initiated by Tenant, will include determination by Landlord as to the time, method, and routing of such movement and as to limitations for safety or other concerns. Tenant assumes all risks of damage to articles moved and injury to persons engaged or not engaged in such movement. Tenant shall be liable to personnel of Landlord damaged or injured as a result of acts in connection with carrying out this service for Tenant, and Landlord shall not be liable for the acts of any person engaged in, or any damage or loss to any property or persons resulting from any act in connection with, such service performed for Tenant.

6. Building management shall have the right and authority to prescribe the maximum weight and position of safes and other heavy equipment which may overstress any portion of a floor. All damages done to the Building by taking in or putting out any property of Tenant, or done by Tenant's property while in the Building, shall be repaired at the expense of Tenant.

7.   Corridor doors, when not in use, shall be kept closed.

8.   Tenant space visible from a public area must be kept neat and clean.

9. Should Tenant require telegraphic, telephonic, annunciator, or other communication services, Landlord will direct the electricians as to where and how wires are to be introduced and placed, and none shall be introduced or placed except as Landlord shall direct. Electric current shall not be used for power or heating without Landlord's prior written permission.

10.  No animals shall be brought into or kept in, on, or about the Building.

11. All routine deliveries to the Premises during 8:00 a.m. to 5:00 p.m. weekdays shall be made through the freight elevators. Passenger elevators are to be used only for the movement of persons, unless an exception is approved by the Building management office.

12. All freight elevator lobbies are to be kept neat and clean. The disposal of trash or storage of materials in these areas by Tenant is prohibited.

13. Tenant shall not tamper with or attempt to adjust temperature control thermostats in the Premises. Landlord shall adjust thermostats as required to maintain the Building standard temperature. Landlord requests that all window blinds remain down and tilted at a 45 degree angle toward the street to help maintain comfortable room temperatures and conserve energy.

14. Tenant will comply with all security procedures during business hours and after hours and on weekends.

15. Tenants are requested to lock all office doors leading to corridors and to turn out all lights at the close of their working day.

16. All requests for overtime air conditioning or heating must be submitted in writing to the Building management office by 4:00 p.m. on the preceding business day.

17. No flammable or explosive fluids or materials shall be kept or used within the Building except in areas approved by Landlord, and Tenant shall comply with all applicable building and fire codes relating thereto.

18. Tenant may not place any items on the balconies of the Building without obtaining Landlord's prior written consent.

19. No smoking shall be permitted in the Premises. Smoking shall only be permitted in areas expressly designated by Landlord from time to time.

20. Landlord reserves the right to rescind any of these rules and regulations and to make such other and further rules and regulations as in its good faith judgment shall from time to time be needed for the safety, protection, care and cleanliness of the Property, the operation thereof, the preservation of good order therein, and the protection and comfort of the tenants and their agents, employees, and invitees, which rules and regulations, when made and written notice thereof is given to Tenant, shall be binding upon Tenant in like manner as if originally herein prescribed.

                                    EXHIBIT G

         FORM OF SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

     This Subordination, Non-Disturbance and Attornment Agreement (this "AGREEMENT") dated __________________________________, 2003, is made among TEXAS
ROADHOUSE HOLDINGS LLC, a Kentucky limited liability company ("TENANT"), PARAGON CENTRE ASSOCIATES, LLC, a Georgia limited liability company ("LANDLORD"), and BANK OF AMERICA, N.A., a national banking association ("MORTGAGEE")

     WHEREAS, Mortgagee is the owner of a promissory or deed of trust note (herein, as it may have been or may be from time to time renewed, extended, amended, supplemented, or restated, called the "NOTE") executed by Landlord payable to the order of Mortgagee, bearing interest and payable as therein provided, secured by, among other things, a Deed of Trust, Assignment and Security Agreement (herein, as it may have been or may be from time to time renewed, extended, amended or supplemented, called the "MORTGAGE"), recorded or to be recorded in the land records of Jefferson County, Kentucky, covering, among other property, the land (the "LAND") described in EXHIBIT "A" which is attached hereto and incorporated herein by reference, and the improvements ("IMPROVEMENTS") thereon (such Land and Improvements being herein together called the "PROPERTY");

     WHEREAS, Tenant is the tenant under a lease from Landlord dated August ___, 2003 (herein, as it may from time to time be renewed, extended, amended or supplemented, called the "LEASE"), covering a portion of the Property (said portion being herein referred to as the "PREMISES"); and

     WHEREAS, the term "Landlord" as used herein means the present landlord under the Lease or, if the landlord's interest is transferred in any manner, the successor(s) or assign(s) occupying the position of landlord under the Lease at the time in question.

     NOW, THEREFORE, in consideration of the mutual agreements herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. SUBORDINATION. Tenant agrees and covenants that the Lease and the rights of Tenant thereunder, all of Tenant's right, title and interest in and to the property covered by the Lease, and any lease thereafter executed by Tenant covering any part of the Property, are and shall be subject, subordinate and inferior to (a) the Mortgage and the rights of Mortgagee thereunder, and all right, title and interest of Mortgagee in the Property, and (b) all other security documents now or hereafter securing payment of any indebtedness of the Landlord (or any prior landlord) to Mortgagee which cover or affect the Property (the "Security Documents"). This Agreement is not intended and shall not be construed to subordinate the Lease to any mortgage, deed of trust or other security document other than those referred to in the preceding sentence, securing the indebtedness to Mortgagee.

     2. NON-DISTURBANCE. Mortgagee agrees that so long as the Lease is in full force and effect and Tenant is not in default in the payment of rent, additional rent or other payments or in the performance of any of the other terms, covenants or conditions of the Lease on Tenant's part to be performed (beyond the period, if any, specified in the Lease within which Tenant may cure such default),

          (a) Tenant's possession of the Premises under the Lease shall not be disturbed or interfered with by Mortgagee in the exercise of any of its foreclosure rights under the Mortgage, or conveyance in lieu of foreclosure, and

          (b) Mortgagee will not join Tenant as a party defendant for the purpose of terminating Tenant's interest and estate under the Lease in any proceeding for foreclosure of the Mortgage.

     3.   ATTORNMENT.

          (a) Tenant covenants and agrees that in the event of foreclosure of the Mortgage, whether by power of sale or by court action, or upon a transfer of the Property by conveyance in lieu of foreclosure (the purchaser at foreclosure or the transferee in lieu of foreclosure, including Mortgagee if it is such purchaser or transferee, being herein called "NEW OWNER"), Tenant shall attorn to the New Owner as Tenant's new landlord, and agrees that the Lease shall continue in full force and effect as a direct lease between Tenant and New Owner upon all of the terms, covenants, conditions and agreements set forth in the Lease and this Agreement, except for provisions which are impossible for New Owner to perform; provided, however, that in no event shall the New Owner be:

                 (i) liable for any act, omission, default, misrepresentation, or breach of warranty, of any previous landlord (including Landlord) or obligations accruing prior to New Owner's actual ownership of the Property;

                 (ii) subject to any offset, defense, claim or counterclaim which Tenant might be entitled to assert against any previous landlord (including Landlord);

                 (iii) bound by any payment of rent, additional rent or other payments, made by Tenant to any previous landlord (including Landlord) for more than one (1) month in advance;

                 (iv) bound by any amendment, or modification of the Lease hereafter made, or consent, or acquiescence by any previous landlord (including Landlord) under the Lease to any assignment or sublease hereafter granted, without the written consent of Mortgagee; or

                 (v) liable for any deposit that Tenant may have given to any previous landlord (including Landlord) which has not, as such, been transferred to New Owner.

          (b) The provisions of this Agreement regarding attornment by Tenant shall be self-operative and effective without the necessity of execution of any new lease or other document on the part of any party hereto or the respective heirs, legal representatives, successors or assigns of any such party. Tenant agrees, however, to execute and deliver upon the request of New Owner, any instrument or certificate which in the reasonable judgment of New Owner may be necessary or appropriate to evidence such attornment, including a new lease of the Premises on the same terms and conditions as the Lease for the unexpired term of the Lease.

     4. ESTOPPEL CERTIFICATE. Tenant agrees to execute and deliver from time to time, upon the request of Landlord or of any holder(s) of any of the indebtedness or obligations secured by the Mortgage, a certificate regarding the status of the Lease, consisting of statements, if true (or if not, specifying why not), (a) that the Lease is in full force and effect, (b) the date through which rentals have been paid, (c) the date of the commencement of the term of the Lease, (d) the nature of any amendments or modifications of the Lease, (e) to the best of Tenant's knowledge no default, or state of facts which with the passage of time or notice (or both) would constitute a default, exists under the Lease, (f) to the best of Tenant's knowledge, no setoffs, recoupments, estoppels, claims or counterclaims exist against Landlord, and (g) such other matters as may be reasonably requested.

     5. ACKNOWLEDGMENT AND AGREEMENT BY TENANT. Tenant acknowledges and agrees as follows:

          (a) Tenant acknowledges that Landlord will execute and deliver to Mortgagee in connection with the financing of the Property. Tenant hereby expressly consents to such assignment and agrees that such assignment shall, in all respects, be superior to any interest Tenant has in the Lease of the Property, subject to the provisions of this Agreement. Tenant will not amend, alter or waive any provision of, or consent to the amendment, alteration or waiver of any provision of the Lease without the prior written consent of Mortgagee. Tenant shall not prepay any rents or other sums due under the lease for more than one (1) month in advance of the due date therefor. Tenant acknowledges that Mortgagee will rely upon this instrument in connection with such financing.

          (b) Mortgagee, in making any disbursements to Landlord, is under no obligation or duty to oversee or direct the application of the proceeds of such disbursements, and such proceeds may be used by Landlord for purposes other than improvement of the Property.

          (c) From and after the date hereof, in the event of any act or omission by Landlord which would give Tenant the right, either immediately or after the lapse of time, to terminate the Lease or to claim a partial or total eviction, Tenant will not exercise any such right (i) until it has given written notice of such act or omission to the Mortgagee; and (ii) until the same period of time as is given to Landlord under the Lease to cure such act or omission shall have elapsed following such giving of notice to Mortgagee and following the time when Mortgagee shall have become entitled under the Mortgage to remedy the same, but in any event 30 days after receipt of such notice or such longer period of time as may be necessary to cure or remedy such default, act, or omission including such period of time necessary to obtain possession of the Property and thereafter cure such default, act, or omission, during which period of time Mortgagee shall be permitted to cure or remedy such default, act or omission; provided, however, that Mortgagee shall have no duty or obligation to cure or remedy any breach or default. It is specifically agreed that Tenant shall not, as to Mortgagee, require cure of any such default which is personal to Landlord, and therefore not susceptible to cure by Mortgagee.

          (d) In the event that Mortgagee notifies Tenant of a default under the Mortgage, Note, or Security Documents and demands that Tenant pay its rent and all other sums due under the Lease directly to Mortgagee, Tenant shall honor such demand and pay the full amount of its rent and all other sums due under the Lease directly to Mortgagee, without offset, or as otherwise required pursuant to such notice beginning with the payment next due after such notice of default, without inquiry as to whether a default actually exists under the Mortgage, Security Documents or otherwise in connection with the Note, and notwithstanding any contrary instructions of or demands from Landlord.

          (e) Tenant shall send a copy of any notice or statement under the Lease to Mortgagee at the same time such notice or statement is sent to Landlord if such notice or statement has a material impact on the economic terms, operating covenants or duration of the Lease.

          (f) Tenant has no right or option of any nature whatsoever, whether pursuant to the Lease or otherwise, to purchase the Premises or the Property, or any portion thereof or any interest therein, and to the extent that Tenant has had, or hereafter acquires, any such right or option, same is hereby acknowledged to be subject and subordinate to the Mortgage and is hereby waived and released as against Mortgagee and New Owner.

          (g) This Agreement satisfies any condition or requirement in the Lease relating to the granting of a non-disturbance agreement and Tenant waives any requirement to the contrary in the Lease.

          (h) Mortgagee and any New Owner shall have no liability to Tenant or any other party for any conflict between the provisions of the Lease and the provisions of any other lease affecting the Property, including, but not limited to, any provisions relating to exclusive or non-conforming uses or rights, renewal options and options to expand, and in the event of such a conflict, Tenant shall have no right to cancel the Lease or take any other remedial action against Mortgagee or New Owner, or against any other party for which Mortgagee or any New Owner would be liable.

          (i) Mortgagee and any New Owner shall have no obligation nor incur any liability with respect to the erection or completion of the improvements in which the Premises are located or for completion of the Premises or any improvements for Tenant's use and occupancy, either at the commencement of the term of the Lease or upon any renewal or extension thereof or upon the addition of additional space, pursuant to any expansion rights contained in the Lease.

          (j) Mortgagee and any New Owner shall have no obligation nor incur any liability with respect to any warranties of any nature whatsoever, whether pursuant to the Lease or otherwise, including, without limitation, any warranties respecting use, compliance with zoning, Landlord's title, Landlord's authority, habitability, fitness for purpose or possession.

          (k) In the event that Mortgagee or any New Owner shall acquire title to the Premises or the Property, Mortgagee or such New Owner shall have no obligation, nor incur any liability, beyond Mortgagee's or New Owner's then equity interest, if any, in the Property or the Premises, and Tenant shall look exclusively to such equity interest of Mortgagee or New Owner, if any, for the payment and discharge of any obligations imposed upon Mortgagee or New Owner hereunder or under the Lease or for recovery of any judgment from Mortgagee, or New Owner, and in no event shall Mortgagee, New Owner, nor any of their respective officers, directors, shareholders, agents, representatives, servants, employees or partners ever be personally liable for such judgment.

          (l) Tenant has never permitted, and will not permit, the generation, treatment, storage or disposal of any hazardous substance as defined under federal, state, or local law, on the Premises or Property except for such substances of a type and only in a quantity normally used in connection with the occupancy or operation of buildings (such as non-flammable cleaning fluids and supplies normally used in the day to day operation of first class establishments similar to the Improvements), which substances are being held, stored, and used in strict compliance with federal, state, and local laws. Tenant shall be solely responsible for and shall reimburse and indemnify Landlord, New Owner or Mortgagee, as applicable, for any loss, liability, claim or expense, including without limitation, cleanup and all other expenses, including, without limitation, legal fees that Landlord, New Owner or Mortgagee, as applicable, may incur by reason of Tenant's violation of the requirements of this Paragraph 5(l).

     6. ACKNOWLEDGMENT AND AGREEMENT BY LANDLORD. Landlord, as landlord under the Lease and grantor under the Mortgage, acknowledges and agrees for itself and its heirs, representatives, successors and assigns, that: (a) this Agreement does not constitute a waiver by Mortgagee of any of its rights under the Mortgage, Note, or Security Documents, or in any way release Landlord from its obligations to comply with the terms, provisions, conditions, covenants, agreements and clauses of the Mortgage, Note, or Security Documents; (b) the provisions of the Mortgage, Note, or Security Documents remain in full force and effect and must be complied with by Landlord; and (c) Tenant is hereby authorized to pay its rent and all other sums due under the Lease directly to Mortgagee upon receipt of a notice as set forth in paragraph 5(d) above from Mortgagee and that Tenant is not obligated to inquire as to whether a default actually exists under the Mortgage, Security Documents or otherwise in connection with the Note. Landlord hereby releases and discharges Tenant of and from any liability to Landlord resulting from Tenant's payment to Mortgagee in accordance with this Agreement. Landlord represents and warrants to Mortgagee that a true and complete copy of the Lease has been delivered by Landlord to Mortgagee.

     7. LEASE STATUS. Landlord and Tenant certify to Mortgagee that neither Landlord nor Tenant has knowledge of any default on the part of the other under the Lease, that the Lease is bona fide and contains all of the agreements of the parties thereto with respect to the letting of the Premises and that all of the agreements and provisions therein contained are in full force and effect.

     8. NOTICES. All notices, requests, consents, demands and other communications required or which any party desires to give hereunder shall be in writing and shall be deemed sufficiently given or furnished if delivered by personal delivery, by telegram, telex, or facsimile, by expedited delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, at the addresses specified at the end of this Agreement (unless changed by similar notice in writing given by the particular party whose address is to be changed). Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of telegram, telex or facsimile, upon receipt. Notwithstanding the foregoing, no notice of change of address shall be effective except upon receipt. This Paragraph 8 shall not be construed in any way to affect or impair any waiver of notice or demand provided in this Agreement or in the Lease or in any document evidencing, securing or pertaining to the loan evidenced by the Note or to require giving of notice or demand to or upon any person in any situation or for any reason.

     9.   MISCELLANEOUS.

          (a) This Agreement supersedes any inconsistent provision of the Lease.

          (b) Nothing contained in this Agreement shall be construed to derogate from or in any way impair, or affect the lien, security interest or provisions of the Mortgage, Note, or Security Documents.

          (c) This Agreement shall inure to the benefit of the parties hereto, their respective successors and permitted assigns, and any New Owner, and its heirs, personal representatives, successors and assigns; provided, however, that in the event of the assignment or transfer of the interest of Mortgagee, all obligations and liabilities of the assigning Mortgagee under this Agreement shall terminate, and thereupon all such obligations and liabilities shall be the responsibility of the party to whom Mortgagee's interest is assigned or transferred; and provided further that the interest of Tenant under this Agreement may not be assigned or transferred without the prior written consent of Mortgagee.

          (d) THIS AGREEMENT AND ITS VALIDITY, ENFORCEMENT AND INTERPRETATION SHALL BE GOVERNED BY THE LAWS OF THE STATE OF KENTUCKY AND APPLICABLE UNITED STATES FEDERAL LAW EXCEPT ONLY TO THE EXTENT, IF ANY, THAT THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED NECESSARILY CONTROL.

          (e) The words "herein", "hereof", "hereunder" and other similar compounds of the word "here" as used in this Agreement refer to this entire Agreement and not to any particular section or provision.

          (f) This Agreement may not be modified orally or in any manner other than by an agreement in writing signed by the parties hereto or their respective successors in interest.

          (g) If any provision of the Agreement shall be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not apply to or affect any other provision hereof, but this Agreement shall be construed as if such invalidity, illegibility, or unenforceability did not exist.

                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and sealed as of the date first above written.

ADDRESS OF MORTGAGEE:      MORTGAGEE:

                                    BANK OF AMERICA, N.A.

                                    By:
                                       ---------------------------------
                                    Name:
                                         -------------------------------
Attention:____________________      Title:
                                          ------------------------------


STATE OF ________________

COUNTY OF _______________

     BE IT REMEMBERED, that on the ____ day of _______________, 2003, the foregoing instrument was acknowledged before me, __________________, a Notary Public in and for said County and State, by _____________________, the ____________ of Bank of America, N.A., on behalf of said national banking association.

     IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my notarial seal on the day and year last aforesaid.

                              ---------------------------------------
                              Notary Public

                              My Commission Expires: ________________


ADDRESS OF TENANT:                       TENANT:

6040 Dutchmans Lane                      TEXAS ROADHOUSE HOLDINGS LLC,
Suite 400                                a Kentucky limited liability company
Louisville, Kentucky 40205
Attention: Sheila C. Brown, Esq.         By:  WKT Restaurant Corp., a Kentucky
                                              Corporation, its Manager

                                              By:
                                                 ------------------------------
                                              Name:
                                                   ----------------------------
                                              Title:
                                                    ---------------------------

STATE OF KENTUCKY

COUNTY OF JEFFERSON

     BE IT REMEMBERED, that on the ____ day of _______________, 2003, the foregoing instrument was acknowledged before me, __________________, a Notary Public in and for said County and State, by _____________________, the ____________ of Texas Roadhouse Holdings LLC, on behalf of said limited liability company

     IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my notarial seal on the day and year last aforesaid.

                              ---------------------------------------
                              Notary Public

                              My Commission Expires: ________________

                       [Signatures continued on next page]

                    [Signatures continued from previous page]


ADDRESS OF LANDLORD:                     LANDLORD:

c/o Brookdale Investors Two, L.P.        PARAGON CENTRE ASSOCIATES, LLC,
3455 Peachtree Road, N.E.                a Georgia limited liability company
 Suite 700
Atlanta, Georgia 30326                   By:  Brookdale Investors Two, L.P., a
          Attention: Mr. Fred H. Henritze     Delaware limited partnership, as
                                              Managing Member

                                              By:  Brookdale Partners II, LLC, a
                                                   Georgia limited liability
                                                   company, its sole General
                                                   Partner

                                                   By: -------------------------
                                                       Fred H. Henritze, Manager

STATE OF GEORGIA

COUNTY OF FULTON

     BE IT REMEMBERED, that on the ____ day of _______________, 2003, the foregoing instrument was acknowledged before me, __________________, a Notary Public in and for said County and State, by _____________________, the ____________ of Paragon Centre Associates, LLC, on behalf of said limited liability company.

     IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my notarial seal on the day and year last aforesaid.


                              ---------------------------------------
                              Notary Public

                              My Commission Expires:_________________

                                   EXHIBIT "A"

                 LEGAL DESCRIPTION OF LAND - ONE PARAGON CENTRE

Being a portion of Tract 1 conveyed to Louisville Dutchmans Lane Associates, Ltd. As recorded in Deed Book 5533, Page 288 in the Office of the County Court Clerk of Jefferson County, Kentucky; and more particularly described as follows:

     Beginning at the northern most corner of Tract C as conveyed to Louisville Dutchmans Lane Associates, Ltd. as recorded in Deed Book 5396, Page 960 in the aforesaid clerk's office, said point being in the southerly right-of-way line of Dutchmans Lane; thence with Dutchmans Lane, South 54 degrees 52 minutes 12 seconds West, 73.00 feet to the true point of beginning; thence leaving Dutchmans Lane, South 70 degrees 48 minutes 13 seconds East, 125.16 feet to a point; thence South 35 degrees 07 minutes 48 seconds East, 22.00 feet to a point; thence South 53 degrees 03 minutes 20 seconds East, 164.96 feet to a point; thence South 59 degrees 14 minutes 14 seconds East, 301.59 feet to a point in the north right-of-way of the Watterson Expressway I-264, thence with said right-of-way line South 32 degrees 07 minutes 00 seconds West, 128.24 feet to a point; thence South 53 degrees 44 minutes 40 seconds West, 248.53 feet to a point; thence leaving said right-of-way North 47 degrees 17 minutes 46 seconds West, 243.59 feet to a point; thence North 05 degrees 50 minutes 34 seconds West, 34.25 feet to a point; thence North 50 degrees 50 minutes 16 seconds West,
5.34 feet to a point; thence with the arc of a curve to the left having a radius of 11.00 feet and a chord of North 73 degrees 20 minutes 26 seconds West, 8.43 feet to a point; thence South 84 degrees 09 minutes 25 seconds West, 62.44 feet to a point; thence North 50 degrees 50 minutes 34 seconds West, 24.00 feet to a point; thence North 39 degrees 09 minutes 26 seconds East, 18.32 feet to a point; thence with the arc of a curve to the left having a radius of 12.00 feet and a chord of North 06 degrees 36 minutes 16 seconds West, 17.20 feet to a point; thence with the arc of a curve to the right having a radius of 867.00 feet and a chord of North 48 degrees 27 minutes 20 seconds West, 118.26 feet to a point; thence North 46 degrees 11 seconds 52 minutes West, 112.93 feet to a point; thence North 35 degrees 07 minutes 48 seconds West, 31.00 feet to a point in the southerly right-of-way line of Dutchmans Lane; thence North 54 degrees 52 minutes 12 seconds East, 245.07 feet to the true point of beginning containing approximately 4.475 acres.

EXCEPTING THEREFROM that certain parcel conveyed to the Commonwealth of Kentucky by Deed of Conveyance dated June 28, 1989, and recorded in Deed Book 5876 Page 90 in the Office of the Clerk of the County Clerk of Jefferson County, Kentucky, and further described as follows:

Beginning at a point in the existing access control and right of way line, said point being the Grantor's east property corner, 11.56 feet left of Ramp 7 Station 721+84.23; thence with said existing access control and right of way line and the Grantor's southeast property line the following courses: South 33 degrees 21 minutes 23 seconds West (Grantor's Survey South 32 degrees 07 minute 00 seconds West), 128.24 feet to a point 32.01 feet left of Ramp 7 Station 723+05.85; thence South 54 degrees 59 minutes 03 seconds West (Grantor's Survey South 53 degrees 44 minutes 40 seconds West), 248.53 feet to the Grantor' south property corner 38.00 feet left of I-264 Station 606-52.59; thence with the Grantor's southwest property line North 46 degrees 03 minutes 23 seconds West (Grantor's Survey North 47 degrees 17 minutes 46 seconds West), 66.11 feet to a point with Proposed Access Control and Right of Way line 101.25 feet left of I-264 Station 606-33.36; thence with said Proposed Access Control and Right of Way line the following courses: North 60 degrees 15 minutes 12 seconds East,
166.65 feet to a point 103.00 feet left of Station 608+00.00; North 53 degrees 46 minutes 30 seconds East, 86.28 feet to a point 20.00 feet right of Ramp 7 Station 723+10.00; North 36 degrees 30 minutes 05 seconds East, 116.76 feet to a point in the Grantor's northeast property line 33.05 feet right of Ramp 7 Station 721+87.12; thence with said northeast property line South 57 degrees 59 minutes 51 seconds East (Grantor's Survey South 59 degrees 14 seconds East),
44.70 feet to the point of beginning containing approximately .0449 acre.